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As filed with the Securities and Exchange Commission on April 2, 2009

Registration No. 333-

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form S-3
REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

SEALY CORPORATION
(Exact name of Co-Registrant as specified in its charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	36-3284147 (I.R.S. Employer Identification Number)

Sealy Drive
One Office Parkway
Trinity, North Carolina 27370
(336) 861-3500
(Address, including zip code, and telephone number, including area code, of Co-Registrant's principal executive offices)

SEALY MATTRESS COMPANY
(Exact name of Co-Registrant as specified in its charter)

Ohio (State or other jurisdiction of incorporation or organization)	34-0439410 (I.R.S. Employer Identification No.)

Sealy Drive
One Office Parkway
Trinity, North Carolina 27370
(336) 861-3500
(Address, including zip code, and telephone number, including area code, of Co-Registrant's principal executive offices)

(Names of additional registrants appear under "Table of Additional Registrants")

Kenneth L. Walker, Esq.
Senior Vice President, General Counsel and Secretary
Sealy Drive
One Office Parkway
Trinity, North Carolina 27370
(336) 861-3500
(Name, address, including zip code, and telephone number, including area code, of agent for service)

With copies to:
Joseph H. Kaufman, Esq.
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3954
(212) 455-2000

Approximate date of commencement of proposed sale to the public: From time to time after the effective date of this registration statement.

          If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.    ☐

          If any of the securities being registered on this Form are being offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.    ☒

          If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    ☐

          If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.    ☐

          If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.    ☐

          Indicate by check mark whether the Registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of "large accelerated filer," "accelerated filer" and "smaller reporting company" in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☒	Non-accelerated filer ☐ (Do not check if a smaller reporting company)	Smaller reporting company ☐

(Calculation of Registration Fee on next page)

(Calculation of Registration Fee continued from previous page)

CALCULATION OF REGISTRATION FEE

Title of each class of securities to be registered(1)	Amount to be Registered(1)(2)	Proposed Maximum Offering Price Per Share(1)(2)	Maximum Aggregate Offering Price(1)(2)(3)	Amount of Registration Fee(4)

Common Stock, par value $0.01 per share	—	—	—	—

Preferred Stock, par value $0.01 per share	—	—	—	—

Depositary Shares(5)	—	—	—	—

Warrants to Purchase Shares of Common Stock, Preferred Stock, Depository Shares or Debt Securities(5)	—	—	—	—

Subscription Rights to Purchase Shares of Common Stock, Preferred Stock, Depository Shares or Debt Securities(5)(6)	—	—	—	—

Debt Securities of Sealy Corporation or Sealy Mattress Company(7)	—	—	—	—

Guarantees of Debt Securities of Sealy Corporation or Sealy Mattress Company(8)	—	—	—	—

Share Purchase Contracts	—	—	—	—

Share Purchase Units	—	—	—	—

Total	—	—	$1,000,000,000	$55,800

(1)
Not specified as to each class of securities to be registered pursuant to General Instruction II.D of Form S-3. There is being registered hereby such indeterminate number or amount, as the case may be, of the securities of each identified class as may from time to time be issued at indeterminate prices. Securities registered hereby may be offered for U.S. dollars or the equivalent thereof in foreign currencies. Securities registered hereby may be sold separately, together or in units with other securities registered hereby.

(2)
The securities being registered hereby may be convertible into or exchangeable or exercisable for other securities of any identified class. In addition to the securities that may be issued directly under this registration statement, there is being registered hereunder such indeterminate aggregate number or amount, as the case may be, of the securities of each identified class as may from time to time be issued upon the conversion, exchange, settlement or exercise of other securities offered hereby. Separate consideration may or may not be received for securities that are issued upon the conversion or exercise of, or in exchange for, other securities offered hereby. If any debt securities are issued at an original issue discount, then the offering price of such debt securities shall be such greater amount as shall result in an aggregate initial offering price not to exceed $1,000,000,000, less the aggregate dollar amount of all securities previously issued hereunder.

(3)
Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(o) under the Securities Act, and exclusive of accrued interest, distributions and dividends, if any. The proposed maximum offering price will be determined from time to time in connection with the issuance of the securities registered hereunder.

(4)
Calculated pursuant to Rule 457(o) under the Securities Act.

(5)
The depositary shares will represent fractional interests in preferred shares, will be issued under one or more deposit agreements and will be evidenced by depositary receipts.

(6)
The subscription rights to purchase shares of common stock, preferred stock, depository shares or debt securities will be offered without consideration.

(7)
The debt securities may be issued without guarantees or may be guaranteed by one or more of the registrants named below under "Table of Additional Registrants."

(8)
The guarantees of debt securities will be issued by one or more of the registrants named below under "Table of Additional Registrants" and will be issued without additional consideration. Pursuant to Rule 457(n), no registration fee is payable with respect to any such guarantees.

          The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

 TABLE OF ADDITIONAL REGISTRANTS*

Exact Name of Additional Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Sealy Mattress Corporation	Delaware	20-1178482
Sealy Mattress Company of Puerto Rico	Ohio	34-6544153
Ohio-Sealy Mattress Manufacturing Co., Inc.	Massachusetts	04-2511765
Ohio-Sealy Mattress Manufacturing Co.	Georgia	58-1186228
Sealy Mattress Company of Kansas City, Inc.	Missouri	44-0523533
Sealy Mattress Company of Memphis	Tennessee	62-0357534
Sealy Mattress Company of Illinois	Illinois	36-1853967
A. Brandwein & Company	Illinois	36-2525330
Sealy Mattress Company of Albany, Inc.	New York	14-1325596
Sealy of Maryland and Virginia, Inc.	Maryland	52-1192669
Sealy of Minnesota, Inc.	Minnesota	41-1227650
North American Bedding Company	Ohio	34-1449446
Sealy, Inc.	Ohio	34-1439379
The Ohio Mattress Company Licensing and Components Group	Delaware	36-1750335
Sealy Mattress Manufacturing Company, Inc.	Delaware	36-3209918
Sealy Technology LLC	North Carolina	56-2168370
Sealy Korea, Inc.	Delaware	56-2112163
Sealy Real Estate, Inc.	North Carolina	56-2147751
Sealy Texas Management, Inc.	Texas	75-1491047
Sealy Mattress Company of S.W. Virginia	Virginia	54-0492385
Western Mattress Company	California	95-3388719
Advanced Sleep Products	California	95-3254262
Mattress Holdings International LLC	Delaware	52-2177086
Sealy Components—Pads, Inc.	Delaware	34-1801062
Sealy Mattress Company of Michigan, Inc.	Michigan	38-1256567

*
Sealy Mattress Corporation is a subsidiary of Sealy Corporation and each additional registrant is a subsidiary of Sealy Mattress Company. The address, including zip code, and telephone number, including area code, of each additional registrant's principal executive offices is Sealy Drive, One Office Parkway, Trinity, North Carolina 27370, telephone (336) 861-3500. The name, address, including zip code, and telephone number, including area code of the agent for service for each additional registrant is Kenneth L. Walker, Esq., Senior Vice President, General Counsel and Secretary, Sealy Corporation, Sealy Drive, One Office Parkway, Trinity, North Carolina 27370, telephone (336) 861-3500.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED APRIL 2, 2009

PROSPECTUS

$1,000,000,000

SEALY CORPORATION

Common Stock
Preferred Stock
Depositary Shares
Warrants to Purchase Common Stock, Preferred Stock, Depositary Shares or Debt Securities
Subscription Rights to Purchase Common Stock, Preferred Stock, Depositary Shares or Debt Securities
Debt Securities
Share Purchase Contracts
Share Purchase Units

SEALY MATTRESS COMPANY

Debt Securities

         We may offer from time to time:

  •
  our common shares;

  •
  our preferred shares;

  •
  depositary shares representing fractional interests in our preferred shares;

  •
  warrants to purchase our common shares, preferred shares, depositary shares or debt securities;

  •
  subscription rights to purchase our common shares, preferred shares, depository shares or debt securities;

  •
  our debt securities, which may or may not be guaranteed by one or more of the subsidiaries identified in this prospectus;

  •
  our share purchase contracts; and

  •
  our share purchase units.

         Sealy Mattress Company may offer debt securities from time to time, which would be guaranteed by Sealy Corporation and one or more of the subsidiaries identified in this prospectus.

         We may sell these securities on a continuous or delayed basis directly, through agents, dealers or underwriters as designated from time to time, or through a combination of these methods. We reserve the sole right to accept, and we and any agents, dealers and underwriters reserve the right to reject, in whole or in part, any proposed purchase of securities. If any agents, dealers or underwriters are involved in the sale of any securities, the applicable prospectus supplement or free writing prospectus will set forth any applicable commissions or discounts payable to them. Our net proceeds from the sale of the securities also will be set forth in the applicable prospectus supplement or free writing prospectus. In addition, certain selling stockholders may offer and sell shares of our common stock, preferred stock and warrants to purchase shares of our common stock or preferred stock from time to time, together or separately, in amounts, at prices and on terms that will be determined at the time of any such offering.

         Each time any securities are offered pursuant to this prospectus, we will provide a prospectus supplement and attach it to this prospectus. The prospectus supplement or free writing prospectus will contain more specific information about the offering, including the names of any selling stockholders, if applicable. The prospectus supplement or free writing prospectus may also add, update or change information contained in this prospectus. This prospectus may not be used to offer or sell securities without a prospectus supplement describing the method and terms of the offering.

         You should carefully read this prospectus and any applicable prospectus supplement and free writing prospectus, together with any documents we incorporate by reference, before you invest in our securities.

         Our common stock is listed on the New York Stock Exchange under the symbol "ZZ".

         Investing in our securities involves risks. You should carefully read and consider the risk factors described in the applicable prospectus supplement and in the documents we incorporate by reference before you invest in our securities.

         Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

                        , 2009

        You should rely only on the information contained or incorporated or deemed to be incorporated by reference in this prospectus and in any prospectus supplement or free writing prospectus that we may provide to you in connection with an offering of our securities described in this prospectus. We have not authorized anyone to provide you with different or additional information. If anyone provides you with different or additional information, you should not rely on it. This prospectus does not constitute, and any prospectus supplement or free writing prospectus that we may provide to you in connection with an offering of our securities described in this prospectus will not constitute, an offer to sell, or a solicitation of an offer to purchase, the offered securities in any jurisdiction to or from any person to whom or from whom it is unlawful to make such offer or solicitation in such jurisdiction. You should not assume that the information contained in this prospectus, in any prospectus supplement or free writing prospectus that we may provide to you in connection with an offering of our securities described in this prospectus, or in any document incorporated or deemed to be incorporated by reference in this prospectus or any prospectus supplement is accurate as of any date other than the date of that document. Neither the delivery of this prospectus nor any prospectus supplement or free writing prospectus that we may provide to you in connection with an offering of our securities described in this prospectus nor any distribution of securities pursuant to this prospectus or any such prospectus supplement or free writing prospectus shall, under any circumstances, create any implication that there has been no change in the information set forth in this prospectus, any such prospectus supplement or free writing prospectus or any document incorporated or deemed to be incorporated by reference in this prospectus or any prospectus supplement since the date thereof.

        For investors outside the United States: we have not done anything that would permit this offering or possession or distribution of this prospectus or any prospectus supplement or free writing

i

prospectus in any jurisdiction where action for that purpose is required, other than in the United States. You are required to inform yourselves about and to observe any restrictions relating to an offering of our securities described in this prospectus and the distribution of this prospectus and any prospectus supplement or free writing prospectus.

        Unless the context requires otherwise or unless otherwise noted, all references to "Sealy", "Company", "we", "our", or "us" are to Sealy Corporation and its subsidiaries and references to Sealy Mattress Company are to Sealy Mattress Company and its subsidiaries. With respect to debt securities, the term "issuer" means either Sealy or Sealy Mattress Company, depending on which registrant is offering the debt securities. The term "issuers" is a collective reference to Sealy and Sealy Mattress Company.

ii

 ABOUT THIS PROSPECTUS

        This prospectus is part of a registration statement on Form S-3 that we filed with the Securities and Exchange Commission (the "SEC") using a "shelf" registration process. Under this shelf registration process, we and/or certain selling stockholders, if applicable, may, from time to time, offer and/or sell securities in one or more offerings or resales. This prospectus provides you with a general description of the securities we and/or certain selling stockholders may offer. Each time securities are offered, we will provide a prospectus supplement and attach it to this prospectus and may also provide you with a free writing prospectus. The prospectus supplement or free writing prospectus will contain more specific information about the offering, including the names of any selling stockholders, if applicable. The prospectus supplement or free writing prospectus may also add, update or change information contained in this prospectus (or in the documents incorporated by reference into this prospectus). Any statement that we make in this prospectus will be modified or superseded by any inconsistent statement made by us in a prospectus supplement. If there is any inconsistency between the information in this prospectus and the information in the prospectus supplement, you should rely on the information in the prospectus supplement. You should read both this prospectus and the applicable prospectus supplement and free writing prospectus together with the additional information described under the heading "Incorporation of Certain Documents by Reference" before making an investment in our securities.

        This prospectus contains summaries of certain provisions contained in some of the documents described herein, but reference is made to the actual documents for complete information. All of the summaries are qualified in their entirety by the actual documents. Copies of some of the documents referred to herein have been filed or will be filed as exhibits to the registration statement of which this prospectus is a part or will be incorporated by reference from a current report on Form 8-K that we file with the SEC, and you may obtain copies of those documents as described below under "Available Information."

AVAILABLE INFORMATION

        We are required to file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any documents filed by us at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our filings with the SEC are also available to the public through the SEC's Internet site at http://www.sec.gov and through the New York Stock Exchange, 20 Broad Street, New York, New York 10005, on which our common stock is listed under the trading symbol "ZZ".

        We have filed with the SEC a registration statement on Form S-3 related to the securities covered by this prospectus. This prospectus is a part of the registration statement and does not contain all the information in the registration statement and exhibits to the registration statement. Whenever a reference is made in this prospectus to a contract or other document of the company, the reference is only a summary and you should refer to the exhibits that are a part of the registration statement for a copy of the contract or other document. You may review a copy of the registration statement at the SEC's public reference room in Washington, D.C., as well as through the SEC's Internet site.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        The SEC allows us to "incorporate by reference" the information contained in documents that we file with them, which means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be part of this prospectus and supersedes information incorporated by reference that we filed with the SEC prior to the date of this prospectus. Information that we file in the future with the SEC automatically will update and supersede, as appropriate, the information contained in this prospectus and in the documents previously filed with the SEC and incorporated by reference into this prospectus. We incorporate by reference the documents listed below and any future filings we will make with the SEC under

Sections 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, on or after the date of this prospectus so long as the registration statement of which this prospectus is a part remains effective; provided, however, that we are not incorporating by reference any documents, portions of documents, exhibits or other information that is deemed to have been "furnished" to and not "filed" with the SEC:

  •
  our Annual Report on Form 10-K for the fiscal year ended November 30, 2008 (the "2008 Form 10-K"), filed with the SEC on January 15, 2009;

  •
  our Quarterly Report on Form 10-Q for the quarterly period ended March 1, 2009, filed with the SEC on March 31, 2009; and

  •
  the description of our common stock contained in our Form 8-A, filed with the SEC on April 5, 2006.

        You can request a copy of these filings at no cost, by writing or calling us at the following address:

  Sealy Corporation
  Sealy Drive
  One Office Parkway
  Trinity, North Carolina 27370
  (336) 861-3500

        You should read the information in this prospectus together with the information in the documents incorporated by reference. Nothing contained herein shall be deemed to incorporate information furnished to, but not filed with, the SEC.

 OUR COMPANY

        Sealy Corporation, a Delaware corporation organized in 1984, is the largest bedding manufacturer in the world. Based on Furniture/Today, a furniture industry publication, we are also the leading bedding manufacturer in the United States with a wholesale market share of approximately 20.9% in 2007, 1.34 times greater than that of our next largest competitor.

        We manufacture and market a complete line of bedding products, including mattresses and mattress foundations. Our conventional (innerspring) bedding products are manufactured and marketed in the Americas under our Sealy, Sealy Posturepedic, Stearns & Foster and Bassett brand names. In addition, we manufacture and market specialty (non-innerspring) latex and visco-elastic bedding products under the PurEmbrace, TrueForm, SpringFree, Stearns & Foster, Reflexions, Carrington Chase, MirrorForm and Pirelli brand names, which we sell in the profitable specialty bedding category in the United States and internationally.

        We believe that our Sealy brand name has been the number one selling brand in the domestic bedding industry for over 25 years and our Stearns & Foster brand name is one of the leading brands devoted to the attractive luxury category in the industry. We believe that going to market with the best selling and most recognized brand in the domestic bedding industry (Sealy), one of the leading luxury brands (Stearns & Foster), and differentiated specialty bedding offerings gives us a competitive advantage and strengthens our relationships with our customers by allowing us to offer sleep solutions to a broad group of consumers.

        Our product development efforts include regular introductions across our lines in order to maintain the competitiveness and the profitability of our products. In the first quarter of fiscal 2007, we introduced a new line of Stearns & Foster branded mattresses and box springs. We also introduced a new line of Posturepedic Reserve branded mattresses and box springs. These launches were essentially completed in the third quarter of fiscal 2007. In addition, we introduced new Sealy-branded products that are compliant with the new Federal flame retardant standards, 16 CFR Part 1633 passed by the U.S. Consumer Product Safety Commission, which became effective July 1, 2007.

        In January 2008, we unveiled an innovative new Sealy Posturepedic innerspring line, which is designed to eliminate tossing and turning caused by pressure points. The line was designed in conjunction with orthopedic surgeons, and reviewed by the Orthopedic Advisory Board. These mattresses come in three series, Preferred, Reserve and Signature and range in retail price points from $599 to more than $1,000 in queen set.

        In June 2008, we announced the introduction of the Sealy Posturepedic PurEmbrace mattress featuring our proprietary SmartLatex. The line delivers unsurpassed pressure relief combined with the best of Sealy Posturepedic support to eliminate virtually all the uncomfortable pressure points that cause tossing and turning, making it our most advanced sleep system ever. This new latex sleep system aligns with our corporate growth strategy, which focuses, in part, on innovation within the specialty mattress category. As with earlier major product launches, we expect our sales and profitability growth to be limited during the period in which our customers complete the transition to our new product lines. In February 2009, we introduced our redesigned Stearns & Foster product line which features our Variable Response Technology foam to provide a softer, more indulgent sleep surface.

        Our industry continues to be challenged by the unprecedented volatility in the price of petroleum-based and steel products, which affects the cost of our polyurethane foam, polyester, polyethylene foam and steel innerspring component parts. Domestic supplies of these raw materials are being limited by supplier consolidation, the exporting of these raw materials outside of the U.S. due to the weakened dollar and other forces beyond our control. During fiscal 2007 and 2008, the cost of these components saw significant increases above their recent historical averages. We expect these costs, particularly those related to steel and polyurethane and latex foams, to decrease during fiscal 2009 due to an expected decline in related commodity prices, but these decreases may not occur. The manufacturers of products such as petro-chemicals and wire rod, which are the materials purchased by our suppliers of foam and drawn wire, may reduce supplies in an effort to maintain higher prices. These actions would delay or eliminate price reductions from our suppliers.

        We have two reportable segments: the Americas and Europe. These segments have been identified and aggregated based on our organizational structure which is organized around geographic areas. Both of our reportable segments manufacture and market conventional and specialty bedding products. The Americas segment operations are concentrated in the United States, Canada, Mexico, Argentina, Uruguay, Brazil and Puerto Rico, with our dominant operations being in the United States. Europe operations are concentrated in western Europe.

        We maintain an internet website at www.sealy.com. We make available on our website, free of charge, our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, Proxy Statements, and other reports, as soon as reasonably practicable after they are electronically filed or furnished to the SEC. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information on our website to be part of this prospectus.

        Our principal executive office is located at Sealy Drive, One Office Parkway, Trinity, North Carolina 27370 and our phone number is (336) 861-3500.

 RISK FACTORS

        Investing in our securities involves risks. In addition to the risks discussed below under "Special Note Regarding Forward-Looking Statements", you should carefully review the risks discussed under the caption "Risk Factors" in our 2008 Form 10-K, which is incorporated by reference in this prospectus, and under the caption "Risk Factors" or any similar caption in the other documents that we have filed or subsequently file with the SEC that are incorporated or deemed to be incorporated by reference in this prospectus as described above under "Incorporation of Certain Documents by Reference" and in any prospectus supplement or free writing prospectus that we provide you in connection with an offering of securities pursuant to this prospectus. You should also carefully review the other risks and uncertainties discussed in the documents incorporated and deemed to be incorporated by reference in this prospectus and in any such prospectus supplement and free writing prospectus. The risks and uncertainties discussed below and in the documents referred to above and other matters discussed in those documents could materially and adversely affect our business, financial condition, liquidity and results of operations and the market price of our shares and any other securities we may issue. Moreover, the risks and uncertainties discussed below and in the foregoing documents are not the only risks and uncertainties that we face, and our business, financial condition, liquidity and results of operations and the market price of our shares and any other securities we may issue could be materially adversely affected by other matters that are not known to us or that we currently do not consider to be material risks to our business.

 SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

        When used in this prospectus and the documents incorporated and deemed to be incorporated by reference and any prospectus supplement and free writing prospectus that we may provide to you in connection with an offering of our securities described in this prospectus herein, the words "believes," "anticipates," "expects," "intends," "projects" and similar expressions are used to identify forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to future financial and operation results. Any forward-looking statements contained in this prospectus and the documents incorporated by reference herein represent our management's current expectations, based on present information and current assumptions, and are thus prospective and subject to risks and uncertainties which could cause actual results to differ materially from those expressed in such forward-looking statements. Actual results could differ materially from those anticipated or projected due to a number of factors. These factors include, but are not limited to:

  •
  the level of competition in the bedding industry;

  •
  legal and regulatory requirements;

  •
  the success of new products;

  •
  our relationships with our major suppliers;

  •
  fluctuations in costs of raw materials;

  •
  our relationship with significant customers and licensees;

  •
  our labor relations;

  •
  departure of key personnel;

  •
  encroachments on our intellectual property;

  •
  product liability claims;

  •
  the timing, cost and success of opening new manufacturing facilities;

  •
  our level of indebtedness;

  •
  interest rate risks;

  •
  access to financial credit by our customers, vendors or us;

  •
  future acquisitions;

  •
  an increase in return rates; and

  •
  other risks and factors identified from time to time in our reports filed with the SEC, the factors referenced in this prospectus, the applicable prospectus supplement and any applicable free writing prospectus, and the documents incorporated and deemed to be incorporated by reference herein, including those referred to above under the caption "Risk Factors".

        All forward-looking statements attributable to us or persons acting on our behalf apply only as of the date of this prospectus and are expressly qualified in their entirety by the cautionary statements included in this prospectus. Except as may be required by law, we undertake no obligation to publicly update or revise forward-looking statements which may be made to reflect events or circumstances after the date made or to reflect the occurrence of unanticipated events. We qualify any and all of our forward-looking statements by these cautionary factors. Please keep this cautionary note in mind as you read this prospectus, the documents incorporated and deemed to be incorporated by reference herein and any prospectus supplement and free writing prospectus that we may provide to you in connection with this offering.

        The documents incorporated and deemed to be incorporated by reference herein contain or may contain, and any prospectus supplement and free writing prospectus that we may provide to you in connection with this offering may contain, market data, industry statistics and other data that have been obtained from, or compiled from, information made available by third parties. We have not independently verified this data or these statistics.

 USE OF PROCEEDS

        In the case of a sale of securities by us, the use of proceeds will be specified in the applicable prospectus supplement or free writing prospectus. In the case of a sale of securities by any selling stockholders, we will not receive any of the proceeds from such sale.

 RATIO OF EARNINGS TO COMBINED FIXED CHARGES
AND PREFERRED STOCK DIVIDENDS

        The following table sets forth our ratio of earnings to combined fixed charges and preferred stock dividends for the periods indicated:

	Three Months Ended		Fiscal Year Ended
	March 1, 2009		November 30, 2008		December 2, 2007		November 26, 2006		November 27, 2005		November 28, 2004
	(in thousands)
Pre-tax income from operations	$7,773		$19,064		$114,431		$111,830		$123,052		$(49,637)
Fixed charges:
Interest expense and amortization of debt discount and financing costs	17,548		60,464		63,976		71,961		79,565		72,731
Rental(1)	1,697		6,658		6,244		6,047		5,022		5,076
Total fixed charges	19,245		67,122		70,220		78,008		84,587		77,807
Earnings before income taxes and fixed charges	27,018		86,186		184,651		189,838		207,639		28,170
Ratio of earnings to fixed charges(3)	1.4	x	1.3	x	2.6	x	2.4	x	2.5	x	—	(2)

(1)
The percent of rent included in the calculation of 33% is a reasonable approximation of the interest factor in our operating leases.

(2)
For the year ended November 28, 2004, earnings were insufficient to cover fixed charges by $49.6 million.

(3)
Since there was no preferred stock outstanding during the periods presented, the ratio of earnings to combined fixed charges and preferred stock dividends does not differ from the ratio of earnings to fixed charges presented above.

 DESCRIPTION OF CAPITAL STOCK

        The following is a description of the material provisions of our capital stock, as well as other material terms of our amended and restated certificate of incorporation and bylaws. We refer you to our amended and restated certificate of incorporation and to our bylaws, copies of which have been filed as exhibits to our periodic reports.

Authorized Capitalization

        As of March 30, 2009, our authorized capital stock consisted of (i) 200,000,000 shares of common stock, par value $0.01 per share, of which 92,108,912 shares were issued and outstanding, and (ii) 50,000,000 shares of preferred stock, par value $0.01 per share, of which none were issued and outstanding.

  Common Stock

        Voting Rights.    Holders of common stock are entitled to one vote per share on all matters submitted for action by the stockholders. The holders of common stock do not have cumulative voting rights in the election of directors. Accordingly, the holders of more than 50% of the shares of common stock can, if they choose to do so, elect all the directors. In such event, the holders of the remaining shares of common stock will not be able to elect any directors.

        Dividend Rights.    Holders of common stock are entitled to receive ratably dividends if, as and when dividends are declared from time to time by our board of directors out of funds legally available for that purpose, after payment of dividends required to be paid on outstanding preferred stock, if any. The senior secured credit facilities and indenture governing the 2014 notes impose restrictions on our ability to declare dividends on our common stock.

        Liquidation Rights.    Upon our liquidation, dissolution or winding up, any business combination or a sale or disposition of all or substantially all of our assets, the holders of common stock are entitled to receive ratably the assets available for distribution to the stockholders after payment of liabilities and accumulated and unpaid dividends and liquidation preferences on outstanding preferred stock, if any.

        Other Matters.    Holders of common stock have no preemptive or conversion rights and are not subject to further calls or assessment by us. There are no redemption or sinking fund provisions applicable to our common stock. All outstanding shares of our common stock, including the shares of common stock offered in this offering, are fully paid and non assessable.

  Preferred Stock

        Our amended and restated certificate of incorporation authorizes our board of directors to establish one or more series of preferred stock. Unless required by law or by any stock exchange on which our common stock is listed, the authorized shares of preferred stock will be available for issuance without further action by you. Our board of directors is able to determine, with respect to any series of preferred stock, the terms and rights of that series including:

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  the designation of the series;

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  the number of shares of the series, which our board may, except where otherwise provided in the preferred stock designation, increase or decrease, but not below the number of shares then outstanding;

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  whether dividends, if any, will be cumulative or non cumulative and the dividend rate of the series;

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  the dates at which dividends, if any, will be payable;

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  the redemption rights and price or prices, if any, for shares of the series;

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  the terms and amounts of any sinking fund provided for the purchase or redemption of shares of the series;

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  the amounts payable on shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of our company;

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  whether the shares of the series will be convertible into shares of any other class or series, or any other security, of our company or any other corporation, and, if so, the specification of the other class or series or other security, the conversion price or prices or rate or rates, any rate adjustments, the date or dates as of which the shares will be convertible and all other terms and conditions upon which the conversion may be made;

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  restrictions on the issuance of shares of the same series or of any other class or series; and

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  the voting rights, if any, of the holders of the series.

        The preferred stock, when issued, will be fully paid and non-assessable. Unless the applicable prospectus supplement provides otherwise, the preferred stock will have no preemptive rights to subscribe for any additional securities which may be issued by us in the future. The transfer agent and registrar for the preferred stock and any depositary shares will be specified in the applicable prospectus supplement.

Authorized but Unissued Capital Stock

        The Delaware General Corporation Law does not require stockholder approval for any issuance of authorized shares. However, the listing requirements of the New York Stock Exchange, which would apply so long as our common stock were listed on the New York Stock Exchange, require stockholder approval of certain issuances equal to or exceeding 20% of the then outstanding voting power or then outstanding number of shares of common stock. These additional shares may be used for a variety of corporate purposes, including future public offerings, to raise additional capital or to facilitate acquisitions.

        One of the effects of the existence of unissued and unreserved common stock or preferred stock may be to enable our board of directors to issue shares to persons friendly to current management, which issuance could render more difficult or discourage an attempt to obtain control of our company by means of a merger, tender offer, proxy contest or otherwise, and thereby protect the continuity of our management and possibly deprive the stockholders of opportunities to sell their shares of common stock at prices higher than prevailing market prices.

Delaware Anti-Takeover Statute

        We have opted out of Section 203 of the Delaware General Corporation Law. Subject to specific exceptions, Section 203 prohibits a publicly held Delaware corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless:

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  the "business combination," or the transaction in which the stockholder became an "interested stockholder" is approved by the board of directors prior to the date the "interested stockholder" attained that status;

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  upon consummation of the transaction that resulted in the stockholder becoming an "interested stockholder," the "interested stockholder" owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding for purposes of determining the voting stock outstanding and not outstanding, voting stock owned by the interested stockholder, those shares owned by persons who are directors and also officers, and employee stock plans in which employee participants do not have the right to determine confidentiality whether shares held subject to the plan will be tendered in a tender or exchange offer); or

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  on or subsequent to the date a person became an "interested stockholder," the "business combination" is approved by the board of directors and authorized at an annual or special meeting of stockholders by the affirmative vote of at least two thirds of the outstanding voting stock that is not owned by the "interested stockholder."

        "Business combinations" include mergers, asset sales and other transactions resulting in a financial benefit to the "interested stockholder." Subject to various exceptions, an "interested stockholder" is a person who, together with his or her affiliates and associates, owns, or within three years did own, 15% or more of the corporation's outstanding voting stock.

Transfer Agent and Registrar

        National City Bank is the transfer agent and registrar for our common stock.

Listing

        Our common stock is listed on the New York Stock Exchange under the symbol "ZZ."

 DESCRIPTION OF DEPOSITARY SHARES

        We may offer (either separately or together with other securities offered by this prospectus) depositary shares representing fractional interests in the preferred shares of any class or series. In connection with the issuance of any depositary shares, we will enter into a deposit agreement (a "deposit agreement") with a bank, trust company or other financial institution, as depositary, with respect to such deposit agreement (the "Depositary"), all as described in the prospectus supplement or free writing prospectus relating to the particular issue of depositary shares. Depositary shares will be evidenced by depositary receipts ("depositary receipts") issued pursuant to the related deposit agreement. The form of deposit agreement, including the form of depositary receipt for the applicable depositary shares, that will be entered into with respect to a particular offering of depositary shares will be filed as an exhibit to the registration statement of which this prospectus is a part or a document that is incorporated or deemed to be incorporated by reference in this prospectus. The following summary of some of the terms of the depositary shares, depositary receipts and deposit agreements and the summary of some of the terms of the particular depositary shares and the related depositary receipts and deposit agreement described in the applicable prospectus supplement or free writing prospectus are not complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the particular depositary shares and the related depositary receipts and deposit agreement, which you may obtain as described under "Available Information."

        The following description of depositary shares contains certain general terms and provisions of the depositary shares and the related depositary receipts and deposit agreement to which any prospectus supplement or free writing prospectus may relate. Certain other terms of any depositary shares and the related depositary receipts and deposit agreement will be described in the applicable prospectus supplement or free writing prospectus. To the extent that any particular terms of any depositary shares or the related depositary receipts or deposit agreement described in a prospectus supplement or free writing prospectus differ from any of the terms described in this prospectus, then those particular terms described in this prospectus shall be deemed to have been superseded by that prospectus or free writing prospectus.

General

        We may, at our option, elect to offer interests in fractional preferred shares of any class or series, rather than full preferred shares. In the event such option is exercised, we will deposit preferred shares of such class or series with a Depositary and cause such Depositary to issue depositary receipts evidencing the related depositary shares, each of which will represent a fractional interest (to be set forth in the applicable prospectus supplement) of a share of such class or series, as the case may be, of preferred shares.

        The preferred shares of any class or series represented by depositary shares will be deposited under a separate deposit agreement between us and the applicable Depositary, which shall be a bank, trust company or other financial institution selected by us having an office in the United States and which has, or whose parent entity has, a combined capital and surplus (calculated on a consolidated basis) of at least $50,000,000. Subject to the terms of the deposit agreement, each holder of a depositary receipt issued under that deposit agreement will be entitled, in proportion to the applicable fraction of a preferred share represented by the related depositary share, to all the rights and preferences of the preferred shares represented thereby (including, if applicable and subject to the matters discussed below, any distribution, voting, redemption, conversion, exchange and liquidation rights).

        Depositary shares may be issued in respect of preferred shares of any class or series. Upon the issuance of any such preferred shares, we will deposit such preferred shares with the relevant Depositary and will cause the Depositary to issue, on our behalf, the related depositary receipts.

        Reference is made to the applicable prospectus supplement or free writing prospectus relating to the depositary shares offered thereby for their specific terms, including, where applicable:

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  the terms of the class or series of preferred shares deposited by us under the related deposit agreement, the number of such depositary shares and the fraction of one share of such preferred shares represented by one such depositary share,

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  whether such depositary shares will be listed on any securities exchange, and

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  any other specific terms of such depositary shares and the related deposit agreement.

        Depositary receipts may be surrendered for transfer or exchange at any office or agency of the relevant Depositary maintained for that purpose, subject to the terms of the related deposit agreement. Unless otherwise specified in the applicable prospectus supplement, depositary receipts will be issued in denominations evidencing any whole number of depositary shares. No service charge will be made for any permitted transfer or exchange of depositary receipts, but we or the Depositary may require payment of any tax or other governmental charge payable in connection therewith.

        Pending the preparation of definitive depositary receipts, the Depositary may, upon our written order, execute and deliver temporary depositary receipts which are substantially similar to, and entitle the holders thereof to all the rights pertaining to, the definitive depositary receipts. Depositary receipts will be prepared thereafter and, when definitive depositary receipts are available, temporary depositary receipts will be exchangeable for definitive depositary receipts at our expense.

Distributions

        The Depositary will distribute all cash distributions received in respect of the deposited preferred shares to the record holders, as of the relevant record date, of depositary receipts relating to such preferred shares in proportion, insofar as possible, to the numbers of such depositary shares owned by such holders on such record date. The Depositary will distribute only such amount, however, as can be distributed without distributing to any holder of depositary receipts a fraction of one cent, and any balance not so distributed will be added to and treated as part of the next sum, if any, received by the Depositary for distribution to record holders of those depositary receipts.

        In the event of a distribution other than in cash, the Depositary will distribute property received by it to the record holders, as of the relevant record date, of depositary receipts entitled thereto in proportion, insofar as possible, to the number of depositary shares owned by such holders on such record date. If, however, the Depositary determines that it is not feasible to make such distribution, it may, with our approval, adopt such method as it deems equitable and practicable for the purpose of effecting such distribution, including the sale (public or private) of such property and the distribution of the net proceeds from such sale to such holders.

        The deposit agreement may also contain provisions relating to the manner in which any subscription or similar rights offering offered by us to holders of the related class or series of preferred shares will be made available to holders of depositary receipts.

        The amount distributed in any of the foregoing cases will be reduced by any amount required to be withheld by us or the Depositary on account of taxes.

Redemption and Repurchase of Preferred Shares

        If a class or series of preferred shares represented by depositary shares is redeemable at our option and is to be redeemed, in whole or in part, the depositary shares will be redeemed from the proceeds received by the Depositary resulting from the redemption, in whole or in part, of such class or series of preferred shares held by the Depositary. The depositary shares will be redeemed by the Depositary at a price per depositary share equal to the applicable fraction of the redemption price and of any other amounts or property per share payable upon such redemption with respect to the preferred shares so redeemed. Whenever we redeem preferred shares held by the Depositary, the Depositary will redeem as of the same date the number of depositary shares representing the preferred shares so redeemed, provided that we have paid in full to the Depositary the redemption price of the preferred shares to be redeemed plus any other amounts or property payable upon such redemption with respect to the shares to be so redeemed. If fewer than all the depositary shares are to be redeemed at our option, the depositary shares to be redeemed will be selected by the Depositary by lot or pro rata or by any other equitable method as may be determined by the Depositary. If the depositary shares evidenced by a depositary receipt are to be redeemed in part only, a new depositary receipt will be issued for any depositary shares not so redeemed.

        After the date fixed for redemption, the depositary shares so called for redemption will no longer be deemed to be outstanding and all rights of the holders of the related depositary receipts with respect to the depositary shares so called for redemption will cease, except the right to receive any monies or other property payable upon redemption upon surrender of such depositary receipts to the Depositary.

        Depositary shares, as such, are not subject to repurchase by us at the option of the holders. Nevertheless, if the preferred shares represented by depositary shares are subject to repurchase at the option of the holders, then, on the terms and subject to the conditions applicable to such preferred shares, the related depositary receipts may be surrendered by the holders thereof to the Depositary with written instructions to the Depositary to instruct us to repurchase the preferred shares represented by the depositary shares evidenced by such depositary receipts at the applicable repurchase price. Upon receipt of such instructions and subject to our having funds legally available therefor, we will repurchase the requisite whole number of such preferred shares from the Depositary, who in turn will repurchase such depositary receipts. Notwithstanding the foregoing, holders shall only be entitled to request the repurchase of depositary shares representing one or more whole shares of the related preferred shares. The repurchase price per depositary share will be equal to the repurchase price and any other amounts or property payable per share upon such redemption with respect to the preferred shares multiplied by the fraction of a preferred share represented by one depositary share. If the depositary shares evidenced by a depositary receipt are to be repurchased in part only, one or more new depositary receipts will be issued for any depositary shares not to be repurchased.

Withdrawal of Preferred Shares

        Any holder of depositary receipts may, upon surrender of the depositary receipts at the applicable office or agency of the Depositary (unless the related depositary shares have previously been called for redemption), receive the number of whole shares of the related class or series of preferred shares and any money or other property represented by such depositary receipts. Holders shall only be entitled to request the withdrawal of one or more whole shares of the related preferred shares and must surrender depositary receipts evidencing depositary shares that in turn represent such whole preferred shares. Holders of depositary receipts making such withdrawals will be entitled to receive whole preferred shares on the basis set forth in the related prospectus supplement or free writing prospectus, but holders of such whole preferred shares will not thereafter be entitled to deposit such preferred shares under the deposit agreement or to receive depositary receipts therefor. If the depositary receipts surrendered by the holder in connection with such withdrawal evidence a number of depositary shares representing more than the number of whole preferred shares to be withdrawn, the Depositary will deliver to such holder at the same time a new depositary receipt evidencing such excess number of depositary shares.

Voting Deposited Preferred Shares

        Upon receipt of notice of any meeting at which the holders of any class or series of deposited preferred shares are entitled to vote, the applicable Depositary will mail the information contained in such notice of meeting to the record holders of the depositary receipts relating to such class or series of preferred shares. Each record holder of such depositary receipts on the record date (which will be the same date as the record date for the relevant class or series of preferred shares) will be entitled to instruct the Depositary as to the exercise of the voting rights pertaining to the amount of the preferred shares represented by such depositary shares. The Depositary will endeavor, insofar as practicable, to vote the number of preferred shares represented by such depositary shares in accordance with such instructions, and we will agree to take all reasonable actions that may be deemed necessary by the Depositary in order to enable the Depositary to do so. The Depositary will abstain from voting preferred shares to the extent it does not receive specific instructions from the holders of depositary receipts evidencing the depositary shares representing such preferred shares.

Conversion and Exchange of Preferred Shares

        If the preferred shares represented by depositary shares are exchangeable at our option for other securities, then, whenever we exercise our option to exchange all or a portion of such preferred shares held by the Depositary, the Depositary will exchange as of the same date a number of such depositary shares representing such preferred shares so exchanged, provided we shall have issued and delivered to the Depositary the securities for which such preferred shares are to be exchanged. The exchange rate per depositary share shall be equal to the exchange rate per preferred share multiplied by the fraction of a preferred share represented by one depositary share. If less than all of the depositary shares are to be exchanged, the depositary shares to be exchanged will be selected by the Depositary by lot or pro rata or other equitable method, in each case as may be determined by us. If the depositary shares evidenced by a depositary receipt are to be exchanged in part only, a new depositary receipt or receipts will be issued for any depositary shares not to be exchanged.

        Depositary shares, as such, are not convertible or exchangeable at the option of the holders into other securities or property. Nevertheless, if the preferred shares represented by depositary shares are convertible into or exchangeable for other securities or property at the option of the holders, then, on the terms and subject to the conditions applicable to such preferred shares, the related depositary receipts may be surrendered by holders thereof to the Depositary with written instructions to the Depositary to instruct us to cause conversion or exchange, as the case may be, of the preferred shares represented by the depositary shares evidenced by such depositary receipts into such number or amount of other securities, in authorized denominations, or other property, as the case may be, as specified in the related prospectus supplement or free writing prospectus. We, upon receipt of such instructions and any amounts payable in respect thereof, will cause the conversion or exchange, as the case may be, and will deliver to the holders (or cause the Depositary to deliver to the holders) such number or amount of other securities, in authorized denominations, or other property, as the case may be (and, if required by the terms of the applicable preferred shares, cash in lieu of any fractional share). Notwithstanding the foregoing, holders shall only be entitled to request the conversion or exchange of depositary shares representing one or more whole shares of the related preferred shares. The exchange or conversion rate per depositary share shall be equal to the exchange or conversion rate per preferred share multiplied by the fraction of a preferred share represented by one depositary share. If the depositary shares evidenced by a depositary receipt are to be converted or exchanged in part only, a new depositary receipt or receipts will be issued for any depositary shares not to be converted or exchanged.

Amendment and Termination of Deposit Agreement

        The form of depositary receipt evidencing the depositary shares and any provision of the deposit agreement may at any time be amended by agreement between us and the Depositary. However, any amendment which materially and adversely alters the rights of the holders of the depositary receipts issued under any deposit agreement or the related depositary shares will not be effective unless such amendment has been approved by the holders of at least a majority of such depositary shares then outstanding (or such greater proportion as may be required by the rules of any securities exchange on which such depositary shares may be listed). In no event may any such amendment impair the right of any holder of depositary receipts, subject to the conditions specified in the deposit agreement, to receive the related preferred shares upon surrender of such depositary receipts as described above under "—Withdrawal of Preferred Shares." Every holder of an outstanding depositary receipt at the time any such amendment becomes effective, or any transferee of such holder, shall be deemed, by continuing to hold such depositary receipt, or by reason of the acquisition thereof, to consent and agree to such amendment and to be bound by the deposit agreement as amended thereby.

        The deposit agreement automatically terminates if:

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  all outstanding depositary shares issued thereunder have been redeemed or repurchased by us; or

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  each preferred share deposited thereunder has been converted into or exchanged for other securities or other property or has been withdrawn, or

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  there has been a final distribution in respect of the preferred shares deposited thereunder in connection with any liquidation, dissolution or winding up of us and such distribution has been distributed to the holders of related depositary receipts.

Charges of Depositary

        We will pay all taxes and governmental charges arising solely from the existence of the depositary arrangements. We will pay all fees and expenses of the Depositary in connection with the initial deposit of the relevant class or series of preferred shares or arising in connection with the performance of its duties under the deposit agreement. Holders of depositary receipts will pay all other transfer and other taxes and governmental charges and such other charges or expenses as are expressly provided in the deposit agreement to be for their accounts.

Resignation and Removal of Depositary

        The Depositary may resign at any time by delivering to us notice of its election to do so, and we may at any time remove the Depositary, any such resignation or removal to take effect upon the appointment by us of a successor Depositary and its acceptance of such appointment. Such successor Depositary must be a bank, trust company or other financial institution selected by us having an office in the United States and which has, or whose parent entity has, a combined capital and surplus (calculated on a consolidated basis) of at least $50,000,000.

Miscellaneous

        The Depositary will forward to the holders of the applicable depositary receipts all reports and communications from us which are delivered to the Depositary and which are intended for delivery to holders of the deposited preferred shares.

        Neither the Depositary nor we will be liable if either of us is prevented or delayed by law or any circumstances beyond its control in performing its obligations under the deposit agreement. The obligations of us and the Depositary under the deposit agreement will be limited to performance of our respective duties thereunder without gross negligence and willful misconduct and neither of us will be obligated to prosecute or defend any legal proceeding in respect of any depositary shares, depositary receipts or preferred shares unless satisfactory indemnity is furnished. We and any Depositary may rely upon written advice of counsel or accountants or upon information provided by holders of depositary receipts or other person believed to be competent and on documents believed to be genuine.

 DESCRIPTION OF WARRANTS

        The following is a description of the warrants we may issue (either separately or together with other securities) and that we and/or certain selling stockholders may offer and sell. The warrants are to be issued under warrant agreements, or "warrant agreements," each to be entered into between us and a bank, trust company or other financial institution, as warrant agent, all as described in the prospectus supplement or free writing prospectus relating to the particular issue of warrants. The form of warrant agreement, including the form of certificate representing the applicable warrants, or "warrant certificate," that will be entered into with respect to a particular offering of warrants will be filed as an exhibit to the registration statement of which this prospectus is a part or a document that is incorporated or deemed to be incorporated by reference in this prospectus. The following summary of some of the terms of the warrant agreements and warrants and the summary of some of the terms of the particular warrant agreement and warrants described in the applicable prospectus supplement or free writing prospectus are not complete and are subject to, and are qualified in their entirety by reference to, all the provisions of the particular warrant agreement and the related warrant certificate, which you may obtain as described under "Available Information." The following description provides certain general terms and provisions of the warrants and the related warrant agreements to which any prospectus supplement or free writing prospectus may relate and is not complete. Certain other terms of any warrants and the related warrant agreement will be described in the applicable prospectus supplement or free writing prospectus. To the extent that any particular terms of any warrants or the related warrant agreement described in a prospectus supplement or free writing prospectus differ from any of the terms described in this prospectus, then those particular terms described in this prospectus shall be deemed to have been superseded by that prospectus supplement or free writing prospectus.

General

        Reference is made to the applicable prospectus supplement or free writing prospectus for the terms of the warrants to be offered, including (where applicable):

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  the title and aggregate number of the applicable warrants;

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  the number of shares of common stock, preferred stock, depositary shares or the amount of debt securities, as the case may be, that may be purchased upon exercise of each warrant;

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  the price, or the manner of determining the price, at which the common shares, preferred shares, depositary shares or the amount of debt securities, as the case may be, may be purchased upon exercise of each warrant;

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  if other than cash, the property and manner in which the exercise price for the warrants may be paid;

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  any minimum or maximum number of warrants that are exercisable at any one time;

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  the time or times at which, or period or periods during which, the warrants may be exercised and the expiration date of those warrants;

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  the terms of any mandatory or optional redemption provisions relating to the warrants;

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  the terms of any right we have to accelerate the exercise of the warrants upon the occurrence of certain events;

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  whether the warrants will be sold with any other securities, and the date, if any, on and after which those warrants and any other securities will be separately transferable;

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  the identity of the warrant agent; and

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  any other terms of the warrants.

Exercise of Warrants

        Each warrant will entitle the holder to purchase such number of common shares, preferred shares or depositary shares or such amount of debt securities, as the case may be, at such exercise price as shall be set forth in, or shall be determinable as set forth in, the applicable prospectus supplement or free writing prospectus. Warrants may be exercised at the times and in the manner set forth in the applicable prospectus supplement or free writing prospectus. The applicable prospectus supplement or free writing prospectus will specify how the exercise price of any warrants is to be paid, which may include payment in cash or by surrender of other warrants issued under the same warrant agreement (a so-called "cashless exercise"). Upon receipt of payment of the exercise price and, if required, the certificate representing the warrants being exercised properly completed and duly executed at the office or agency of the applicable warrant agent or at any other office or agency designated for that purpose, we will promptly deliver the securities to be delivered upon such exercise.

No Rights as Holders of Shares

        Holders of common stock, preferred stock or depositary share warrants will not be entitled, by virtue of being such holders, to vote, consent or receive notice as holders of our outstanding shares in respect of any meeting of holders of our shares for the election of our directors or any other matter, or to exercise any other rights whatsoever as holders of our shares, or to receive any dividends or distributions, if any, on our shares.

 DESCRIPTION OF SUBSCRIPTION RIGHTS

        The following description of subscription rights provides certain general terms and provisions of subscription rights that we may offer. These subscription rights may be issued independently or together with any other security offered hereby and may or may not be transferable by the person receiving the subscription rights in such offering. In connection with any offering of subscription rights, we may enter into a standby arrangement with one or more underwriters or other purchasers pursuant to which the underwriters or other purchasers may be required to purchase all or a portion of any securities remaining unsubscribed for after such offering. Certain other terms of any subscription rights will be described in the applicable prospectus supplement. To the extent that any particular terms of any subscription rights described in a prospectus supplement differ from any of the terms described in this prospectus, then those particular terms described in this prospectus shall be deemed to have been superseded by that prospectus supplement. The description in the applicable prospectus supplement of any subscription rights we offer will not necessarily be complete and will be qualified in its entirety by reference to the applicable subscription rights certificate, which will be filed as an exhibit to the registration statement of which this prospectus is a part or to a document that is incorporated or deemed to be incorporated by reference in this prospectus. For more information on how you may obtain copies of any subscription rights certificate if we offer subscription rights, see "Available Information." We urge you to read the applicable subscription rights certificate and any applicable prospectus supplement in their entirety.

General

        Reference is made to the applicable prospectus supplement for the terms of the subscription rights to be offered, including (where applicable):

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  the price, if any, for the subscription rights;

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  the exercise price payable for each share of common stock, preferred stock, depositary share or debt security upon the exercise of the subscription rights;

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  the number of subscription rights issued;

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  the number and terms of the shares of common stock or shares of preferred stock or depositary shares or the amount and terms of the debt securities which may be purchased per subscription right;

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  the extent to which the subscription rights are transferable;

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  the date on which the right to exercise the subscription rights shall commence, and the date on which the subscription rights shall expire;

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  the extent to which the subscription rights may include an over-subscription privilege with respect to unsubscribed securities;

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  if applicable, the material terms of any standby underwriting or purchase arrangement entered into by us in connection with the offering of subscription rights; and

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  any other terms of the subscription rights, including the terms, procedures and limitations relating to the exercise of the subscription rights.

Exercise of Subscription Rights

        Each subscription right will entitle the holder to purchase such number of common shares, preferred shares or depositary shares or such amount of debt securities, as the case may be, at such exercise price as shall be set forth in, or shall be determinable as set forth in, the applicable prospectus supplement or free writing prospectus. Subscription rights may be exercised at the times and in the manner set forth in the applicable prospectus supplement or free writing prospectus. The applicable prospectus supplement or free writing prospectus will specify how the exercise price of any subscription rights is to be paid. Upon receipt of payment of the exercise price and, if required, the certificate representing the subscription rights being exercised properly completed and duly executed at the office or agency designated for that purpose, we will promptly deliver the securities to be delivered upon such exercise.

No Rights as Holders of Shares

        Holders of subscription rights to purchase common shares, preferred shares or depositary shares will not be entitled, by virtue of being such holders, to vote, consent or receive notice as holders of our outstanding shares in respect of any meeting of holders of our shares for the election of our directors or any other matter, or to exercise any other rights whatsoever as holders of our shares, or to receive any distributions, if any, on our shares.

 DESCRIPTION OF DEBT SECURITIES AND GUARANTEES

        Please note that in this section entitled "Description of Debt Securities and Guarantees," references to Sealy refer only to Sealy Corporation and not to any of its subsidiaries. References to SMC refer only to Sealy Mattress Company and not to any of its subsidiaries. The term "issuer" means either Sealy or SMC, depending on which registrant is offering the debt securities and the term "issuers" is a collective reference to Sealy and SMC.

        Sealy may issue its debt securities either separately, or together with, or upon the conversion or exercise of or in exchange for, other securities described in this prospectus. The debt securities will be Sealy's unsubordinated and, unless otherwise expressly stated in the applicable prospectus supplement, unsecured obligations and may be issued in one or more series. SMC may also issue debt securities. The debt securities will be SMC's unsubordinated and, unless otherwise expressly stated in the applicable prospectus supplement, unsecured obligations and may be issued in one or more series. The debt securities of any series of the applicable issuer may have the benefit of guarantees (each, a "Guarantee"), by one or more of its subsidiaries or in the case of SMC, its direct and indirect parent (each, a "Guarantor"). The Guarantees will be the unsubordinated and, unless otherwise expressly stated in the applicable prospectus supplement, unsecured obligations of the respective Guarantors. If so indicated in the applicable prospectus supplement, the issuers may issue debt securities that are secured by specified collateral or that have the benefit of one or more Guarantees that are secured by specified collateral. Unless otherwise expressly stated or the context otherwise requires, as used in this section, the term "guaranteed debt securities" means any debt securities that, as described in the prospectus supplement relating thereto, are guaranteed by one or more Guarantors pursuant to the applicable indenture (as defined below); the term "secured debt securities" means any debt securities that, as described in the prospectus supplement relating thereto, are secured by collateral; the term "unsecured debt securities" means any debt securities that are not secured debt securities; and the term "debt securities" includes both unsecured debt securities and secured debt securities.

        The Sealy guaranteed debt securities will be issued under the "Sealy guaranteed indenture" and any other debt securities issued by Sealy will be issued under the "Sealy indenture". The SMC debt securities will be issued under the "SMC indenture." Together the Sealy guaranteed indenture, the Sealy indenture and the SMC indenture are referred to collectively herein as the "indentures." The debt securities (other than guaranteed debt securities) will be issued under one or more of the indentures, each to be entered into by Sealy or SMC, as applicable, and a trustee, and the guaranteed debt securities will be issued under one or more other indentures, each to be entered into by Sealy or SMC, as applicable, one or more Guarantors and a trustee. The trustee shall be named in the applicable prospectus supplement. Unless otherwise expressly stated in the applicable prospectus supplement, the issuers may issue both secured and unsecured debt securities under the same indenture. Unless otherwise expressly stated or the context otherwise requires, references in this section to the "indenture" and the "trustee" refer to the applicable indenture pursuant to which any particular series of debt securities is issued and to the trustee under that indenture. The terms of any series of debt securities and, if applicable, any Guarantees of the debt securities of such series will be those specified in or pursuant to the applicable indenture and in the certificates evidencing that series of debt securities and those made part of the indenture by the Trust Indenture Act of 1939, as amended, or the "Trust Indenture Act of 1939."

        The following summary of selected provisions of the indentures, the debt securities and the Guarantees is not complete, and the summary of selected terms of a particular series of debt securities and, if applicable, the Guarantees of the debt securities of that series included in the applicable prospectus supplement also will not be complete. You should review the form of applicable indenture, the form of any applicable supplemental indenture and the form of certificate evidencing the applicable debt securities, which forms have been or will be filed as exhibits to the registration statement of which this prospectus is a part or as exhibits to documents which have been or will be incorporated by reference in this prospectus. To obtain a copy of the form of indenture, the form of any such supplemental indenture or the form of certificate for any debt securities, see "Available Information" in this prospectus. The following summary and the summary in the applicable prospectus supplement are qualified in their entirety by reference to all of the provisions of the applicable indenture, any supplemental indenture and the certificates evidencing the applicable debt securities, which provisions, including defined terms, are incorporated by reference in this prospectus. Capitalized terms used in this section and not defined have the meanings assigned to those terms in the indenture.

        The following description of debt securities describes general terms and provisions of a series of debt securities and, if applicable, the Guarantees of the debt securities of that series to which any prospectus supplement may relate. The debt securities may be issued from time to time in one or more series. The particular terms, including the issuer of the debt securities, of each series that is offered by a prospectus supplement will be described in the applicable prospectus supplement. If any particular terms of the debt securities or, if applicable, any Guarantees of the debt securities of that series or the applicable indenture described in a prospectus supplement differ from any of the terms described in this prospectus, then the terms described in the applicable prospectus supplement will supersede the terms described in this prospectus.

General

        The indentures provide that the debt securities may be issued without limit as to aggregate principal amount, in one or more series, and in any currency or currency units, in each case as established from time to time in or under the authority granted by a resolution of the applicable Board of Directors or as established in one or more supplemental indentures. All debt securities of one series need not be issued at the same time, and may vary as to interest rate, maturity and other provisions and, unless otherwise provided, a series may be "reopened," without the consent of the holders of the debt securities of that series, for issuance of additional debt securities of that series ranking equally with debt securities of that series and otherwise similar in all respects except for issue date and issue price. Please read the applicable prospectus supplement relating to the series of debt securities being offered for specific terms including, where applicable:

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  the title of the series of debt securities;

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  any limit on the aggregate principal amount of debt securities of the series;

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  the price or prices at which debt securities of the series will be issued;

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  the person to whom any interest on a debt security of the series shall be payable, if other than the person in whose name that debt security is registered on the applicable record date;

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  the date or dates on which the applicable issuer will pay the principal of and premium, if any, on debt securities of the series, or the method or methods, if any, used to determine those dates;

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  the rate or rates, which may be fixed or variable, at which debt securities of the series will bear interest, if any, or the method or methods, if any, used to determine those rates;

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  the basis used to calculate interest, if any, on the debt securities of the series if other than a 360-day year of twelve 30-day months;

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  the date or dates, if any, from which interest on the debt securities of the series will begin to accrue, or the method or methods, if any, used to determine those dates;

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  the dates on which the interest, if any, on the debt securities of the series will be payable and the record dates for the payment of interest;

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  the place or places where amounts due on the debt securities of the series will be payable and where the debt securities of the series may be surrendered for registration of transfer and exchange, if other than the corporate trust office of the applicable trustee;

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  the terms and conditions, if any, upon which the applicable issuer may, at its option, redeem debt securities of the series;

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  the terms and conditions, if any, upon which the applicable issuer will repurchase or repay debt securities of the series at the option of the holders of debt securities of the series;

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  the terms of any sinking fund or analogous provision;

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  if other than U.S. dollars, the currency in which the purchase price for the debt securities of the series will be payable, the currency in which payments on the debt securities of the series will be payable, and the ability, if any, of the applicable issuer or the holders of debt securities of the series to have payments made in any other currency or currencies;

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  any addition to, or modification or deletion of, any covenant or Event of Default with respect to debt securities of the series;

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  whether the debt securities of the series are to be issuable, in whole or in part, in bearer form ("bearer debt securities");

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  whether any debt securities of the series will be issued in temporary or permanent global form ("global debt securities") and, if so, the identity of the depositary for the global debt securities if other than The Depository Trust Company ("DTC");

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  if and under what circumstances the applicable issuer will pay additional amounts ("Additional Amounts") on the debt securities of the series in respect of specified taxes, assessments or other governmental charges and, if so, whether the applicable issuer will have the option to redeem the debt securities of the series rather than pay the Additional Amounts;

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  the manner in which, or the person to whom, any interest on any bearer debt security of the series will be payable, if other than upon presentation and surrender of the coupons relating to the bearer debt security;

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  the extent to which, or the manner in which, any interest payable on a temporary global debt security will be paid, if other than in the manner provided in the indenture;

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  the portion of the principal amount of the debt securities of the series which will be payable upon acceleration if other than the full principal amount;

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  the authorized denominations in which the debt securities of the series will be issued, if other than denominations of $1,000 and any integral multiples of $1,000, in the case of debt securities in registered form ("registered debt securities") or $5,000, in the case of bearer debt securities;

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  the terms, if any, upon which debt securities of the series may be convertible into or exchangeable for other securities or property;

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  if the amount of payments on the debt securities of the series may be determined with reference to an index, formula or other method or methods and the method used to determine those amounts;

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  whether the debt securities of the series will be guaranteed by any Guarantors and, if so, the names of the Guarantors of the debt securities of the series and a description of the Guarantees;

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  if the debt securities of the series or, if applicable, any Guarantees of those debt securities will be secured by any collateral and, if so, a general description of the collateral and of some of the terms of any related security, pledge or other agreements;

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  any listing of the debt securities on any securities exchange; and

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  any other terms of the debt securities of the series and, if applicable, any Guarantees of the debt securities (whether or not such other terms are consistent or inconsistent with any other terms of the indenture).

        As used in this prospectus and any prospectus supplement relating to the offering of debt securities of any series, references to the principal of and premium, if any, and interest, if any, on the debt securities of the series include the payment of Additional Amounts, if any, required by the debt securities of the series to be paid in that context.

        Debt securities may be issued as original issue discount securities to be sold at a substantial discount below their principal amount. In the event of an acceleration of the maturity of any original issue discount security, the amount payable to the holder upon acceleration will be determined in the manner described in the applicable prospectus supplement. Certain U.S. federal income tax considerations applicable to original issue discount securities will be described in the applicable prospectus supplement.

        If the purchase price of any debt securities is payable in a foreign currency or if the principal of, or premium, if any, or interest, if any, on any debt securities is payable in a foreign currency, the specific terms of those debt securities and the applicable foreign currency will be specified in the prospectus supplement relating to those debt securities.

        The terms of the debt securities of any series may differ from the terms of the debt securities of any other series, and the terms of particular debt securities within any series may differ from each other. Unless otherwise expressly provided in the prospectus supplement relating to any series of debt securities, the applicable issuer may, without the consent of the holders of the debt securities of any series, reopen an existing series of debt securities and issue additional debt securities of that series.

        Unless otherwise described in a prospectus supplement relating to any series of debt securities and except to the limited extent set forth below under "—Merger, Consolidation and Transfer of Assets," the indentures do not contain any provisions that would limit the issuers' ability or the ability of any of the respective issuer's subsidiaries to incur indebtedness or other liabilities or that would afford holders of debt securities protection in the event of a business combination, takeover, recapitalization or highly leveraged or similar transaction involving the applicable issuer. Accordingly, an issuer and its subsidiaries may in the future enter into transactions that could increase the amount of its consolidated indebtedness and other liabilities or otherwise adversely affect its capital structure or credit rating without the consent of the holders of the debt securities of any series.

Registration, Transfer and Payment

        Unless otherwise indicated in the applicable prospectus supplement, each series of debt securities will be issued in registered form only, without coupons. The indentures, however, provide that the issuers may also issue a series of debt securities in bearer form only, or in both registered and bearer form.

        Unless otherwise indicated in the applicable prospectus supplement, registered debt securities will be issued in denominations of $1,000 or any integral multiples of $1,000, and bearer debt securities will be issued in denominations of $5,000.

        Unless otherwise indicated in the applicable prospectus supplement, the debt securities will be payable and may be surrendered for registration of transfer or exchange and, if applicable, for conversion into or exchange for other securities or property, at an office or agency maintained by Sealy or SMC, as applicable, in the United States of America. However, the applicable issuer, at its option, may make payments of interest on any registered debt security by check mailed to the address of the person entitled to receive that payment or by wire transfer to an account maintained by the payee with a bank located in the United States of America. Unless otherwise indicated in the applicable prospectus supplement, no service charge shall be made for any registration of transfer or exchange, redemption or repayment of debt securities, or for any conversion or exchange of debt securities for other securities or property, but the applicable issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with that transaction.

        Unless otherwise indicated in the applicable prospectus supplement, payment of principal, premium, if any, and interest, if any, on bearer debt securities will be made, subject to any applicable laws and regulations, at an office or agency outside the United States. Unless otherwise indicated in the applicable prospectus supplement, payment of interest due on bearer debt securities on any interest payment date will be made only against surrender of the coupon relating to that interest payment date.

        Unless otherwise indicated in the applicable prospectus supplement, no payment of principal, premium, if any, or interest, if any, with respect to any bearer debt security will be made at any office or agency in the United States or by check mailed to any address in the United States or by wire transfer to an account maintained with a bank located in the United States. However, if any bearer debt securities are payable in U.S. dollars, payments on those bearer securities may be made at the corporate trust office of the relevant trustee or at any office or agency designated by Sealy or SMC, as applicable, in the United States of America if, but only if, payment of the full amount due on the bearer debt securities for principal, premium, if any, or interest, if any, at all offices outside of the United States maintained for that purpose by Sealy or SMC, as applicable, is illegal or effectively precluded by exchange controls or similar restrictions.

        Unless otherwise indicated in the applicable prospectus supplement, the issuers will not be required to:

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  issue, register the transfer of or exchange debt securities of any series during a period beginning at the opening of business 15 days before any selection of debt securities of that series of like tenor and terms to be redeemed and ending at the close of business on the day of that selection;

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  register the transfer of or exchange any registered debt security, or portion of any registered debt security, selected for redemption, except the unredeemed portion of any registered debt security being redeemed in part;

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  exchange any bearer debt security selected for redemption, except to exchange a bearer debt security for a registered debt security of that series of like tenor and terms that is simultaneously surrendered for redemption; or

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  issue, register the transfer of or exchange a debt security which has been surrendered for repayment at the option of the holder, except the portion, if any, of the debt security not to be repaid.

Ranking of Debt Securities

        The unsecured debt securities of each series of each issuer will be unsecured unsubordinated obligations of the applicable issuer and will rank on a parity in right of payment with all of such issuer's other unsecured and unsubordinated indebtedness. The secured debt securities of each series of each issuer will be unsubordinated obligations of the applicable issuer and will rank on a parity in right of payment with all other unsecured and unsubordinated indebtedness of the applicable issuer, except that the secured debt securities of any series will effectively rank senior to unsecured and unsubordinated indebtedness of the applicable issuer in respect of claims against the collateral that is pledged to secure those secured debt securities.

        The debt securities will be the exclusive obligations of the applicable issuer. Each issuer is a holding company and substantially all of its respective consolidated assets are held and substantially all of its respective consolidated revenues are generated by its subsidiaries. Accordingly, the issuers' cash flow and ability to service its indebtedness, including the debt securities, depend on the results of operations of its respective subsidiaries and upon the ability of its respective subsidiaries to provide cash to the applicable issuer, whether in the form of dividends, loans or otherwise, to pay amounts due on such issuer's obligations, including the debt securities. The subsidiaries of each issuer are separate and distinct legal entities and have no obligation, contingent or otherwise, to make payments on the debt securities (except, in the case of any subsidiary that has guaranteed any debt securities, its obligations under its Guarantee of those debt securities for so long as that Guarantee remains in effect) or to make any funds available to the applicable issuer. Certain debt and security agreements entered into by certain of the issuers' subsidiaries contain various restrictions, including restrictions on payments and loans by subsidiaries to the applicable issuer and the transfer by the subsidiaries to the applicable issuer of assets pledged as collateral. In addition, dividends, loans or other distributions from subsidiaries to the applicable issuer may be subject to additional contractual and other restrictions, are dependent upon the results of operations of such subsidiaries and are subject to other business considerations.

        The unsecured debt securities of the applicable issuer will be effectively subordinated to all of the existing and future secured indebtedness of such issuer to the extent of the value of the collateral securing that indebtedness. Consequently, in the event of a bankruptcy, liquidation, dissolution, reorganization or similar proceeding with respect to the applicable issuer, the holders of such issuer's secured indebtedness will be entitled to proceed directly against the collateral that secures that secured indebtedness and such collateral will not be available for satisfaction of any amounts owed by the applicable issuer under its unsecured indebtedness, including the unsecured debt securities, until that secured indebtedness is satisfied in full. Unless otherwise provided in the applicable prospectus supplement, the indentures will not limit the issuers' ability to incur secured indebtedness.

        The unsecured debt securities of the issuers (other than any unsecured debt securities that have been guaranteed by any of such issuer's subsidiaries for so long as the Guarantees of those debt securities remain in effect) will be effectively subordinated to all existing and future liabilities and preferred equity of the applicable issuer's subsidiaries. These liabilities may include indebtedness, trade payables, other guarantees, lease obligations, swaps and letter of credit obligations. Therefore, issuers' rights and the rights of the issuers' creditors, including the holders of unsecured debt securities, to participate in the assets of any subsidiary upon that subsidiary's bankruptcy, liquidation, dissolution, reorganization or similar circumstances will be subject (except in the case of any subsidiary that has guaranteed any unsecured debt securities for so long as its Guarantee of those debt securities remains in effect) to the prior claims of the subsidiary's creditors, except to the extent that an issuer may itself be a creditor with recognized claims against the subsidiary. However, even if an issuer is a creditor of one or more of its subsidiaries, its claims would still be effectively subordinate to any security interest in, or mortgages or other liens on, the assets of the subsidiary and would be subordinate to any indebtedness of the subsidiary senior to that held by the applicable issuer. Unless otherwise provided in the applicable prospectus supplement, the indentures will not limit the ability of any of the respective issuer's subsidiaries to incur additional secured or unsecured indebtedness, guarantees or other liabilities.

Guarantees

        The debt securities of any series of each issuer may be guaranteed by one or more of its domestic subsidiaries or, in the case of SMC, its direct and indirect parent. However, the indentures governing the guaranteed debt securities of each issuer will not require that any of the subsidiaries be a Guarantor of any series of guaranteed debt securities and will permit Sealy or SMC, as applicable, to appoint other Guarantors for any series of guaranteed debt securities in addition to or instead of any of the domestic subsidiaries. As a result, the Guarantors of any series of guaranteed debt securities of each issuer may differ from the Guarantors of any other series of guaranteed debt securities of each issuer. In the event Sealy or SMC, as applicable, issues a series of guaranteed debt securities, the specific Guarantors of the debt securities of that series will be identified in the applicable prospectus supplement.

        If Sealy or SMC, as applicable, issues a series of guaranteed debt securities, a description of some of the terms of Guarantees of those debt securities will be set forth in the applicable prospectus supplement. Unless otherwise provided in the prospectus supplement relating to a series of guaranteed debt securities, each Guarantor of the debt securities of such series will unconditionally guarantee the due and punctual payment of the principal of, and premium, if any, and interest, if any, on and any other amounts payable with respect to, each debt security of such series and the due and punctual performance of all of the applicable issuer's other obligations under the applicable indenture with respect to the debt securities of such series, all in accordance with the terms of such debt securities and the applicable indenture.

        Notwithstanding the foregoing, unless otherwise provided in the prospectus supplement relating to a series of guaranteed debt securities, the applicable indenture will contain provisions to the effect that the obligations of each Guarantor under its Guarantees and such indenture shall be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor, result in the obligations of such Guarantor under such Guarantees and such indenture not constituting a fraudulent conveyance or fraudulent transfer under applicable law. However, there can be no assurance that, notwithstanding such limitation, a court would not determine that a Guarantee constituted a fraudulent conveyance or fraudulent transfer under applicable law. If that were to occur, the court could void the applicable Guarantor's obligations under that Guarantee, subordinate that Guarantee to other debt and other liabilities of that Guarantor or take other action detrimental to holders of the debt securities of the applicable series, including directing the holders to return any payments received from the applicable Guarantor.

        The applicable prospectus supplement relating to any series of guaranteed debt securities will specify other terms of the applicable Guarantees, which may include provisions that allow a Guarantor to be released from its obligations under its Guarantee under specified circumstances or that provide for one or more Guarantees to be secured by specified collateral.

        Unless otherwise expressly stated in the applicable prospectus supplement, each Guarantee will be the unsubordinated and unsecured obligation of the applicable Guarantor and will rank on a parity in right of payment with all other unsecured and unsubordinated indebtedness and guarantees of such Guarantor. Each Guarantee (other than a secured Guarantee) will be effectively subordinated to all existing and future secured indebtedness and secured guarantees of the applicable Guarantor to the extent of the value of the collateral securing that indebtedness and those guarantees. Consequently, in the event of a bankruptcy, liquidation, dissolution, reorganization or similar proceeding with respect to any Guarantor that has provided an unsecured Guarantee of any debt securities, the holders of that Guarantor's secured indebtedness and secured guarantees will be entitled to proceed directly against the collateral that secures that secured indebtedness or those secured guarantees, as the case may be, and such collateral will not be available for satisfaction of any amount owed by such Guarantor under its unsecured indebtedness and unsecured guarantees, including its unsecured Guarantees of any debt securities, until that secured debt and those secured guarantees are satisfied in full. Unless otherwise provided in the applicable prospectus supplement, the indentures will not limit the ability of any Guarantor to incur secured indebtedness or issue secured guarantees.

        Unless otherwise expressly stated in the applicable prospectus supplement, each secured Guarantee will be an unsubordinated obligation of the applicable Guarantor and will rank on a parity in right of payment with all other unsecured and unsubordinated indebtedness and guarantees of such Guarantor, except that such secured Guarantee will effectively rank senior to such Guarantor's unsecured and unsubordinated indebtedness and guarantees in respect of claims against the collateral securing that secured Guarantee.

Book-entry Debt Securities

        The debt securities of a series may be issued in whole or in part in the form of one or more global debt securities. Global debt securities will be deposited with, or on behalf of, a depositary which, unless otherwise specified in the applicable prospectus supplement relating to the series, will be DTC. Global debt securities may be issued in either registered or bearer form and in either temporary or permanent form. Unless and until it is exchanged in whole or in part for individual certificates evidencing debt securities, a global debt security may not be transferred except as a whole by the depositary to its nominee or by the nominee to the depositary, or by the depositary or its nominee to a successor depositary or to a nominee of the successor depositary.

        Sealy and SMC anticipate that global debt securities will be deposited with, or on behalf of, DTC and that global debt securities will be registered in the name of DTC's nominee, Cede & Co. All interests in global debt securities deposited with, or on behalf of, DTC will be subject to the operations and procedures of DTC and, in the case of any interests in global debt securities held through Euroclear Bank S.A./N.V. ("Euroclear") or Clearstream Banking, société anonyme ("Clearstream, Luxembourg"), the operations and procedures of Euroclear or Clearstream, Luxembourg, as the case may be. Sealy and SMC also anticipate that the following provisions will apply to the depository arrangements with respect to global debt securities. Additional or differing terms of the depository arrangements may be described in the applicable prospectus supplement.

        DTC has advised the issuers that it is:

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  a limited-purpose trust company organized under the New York Banking Law;

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  a "banking organization" within the meaning of the New York Banking Law;

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  a member of the Federal Reserve System;

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  a "clearing corporation" within the meaning of the New York Uniform Commercial Code; and

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  a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934.

        DTC holds securities that its participants deposit with DTC. DTC also facilitates the settlement among its participants of securities transactions, including transfers and pledges, in deposited securities through electronic computerized book-entry changes in participants' accounts, which eliminates the need for physical movement of securities certificates. Direct participants include securities brokers and dealers, banks, trust companies, clearing corporations and other organizations. Access to the DTC system is also available to others, sometimes referred to in this prospectus as indirect participants, that clear transactions through or maintain a custodial relationship with a direct participant either directly or indirectly. Indirect participants include securities brokers and dealers, banks and trust companies. The rules applicable to DTC and its participants are on file with the SEC.

        Purchases of debt securities within the DTC system must be made by or through direct participants, which will receive a credit for the debt securities on DTC's records. The ownership interest of the actual purchaser or beneficial owner of a debt security is, in turn, recorded on the direct and indirect participants' records. Beneficial owners will not receive written confirmation from DTC of their purchases, but beneficial owners are expected to receive written confirmations providing details of the transactions, as well as periodic statements of their holdings, from the direct or indirect participants through which they purchased the debt securities. Transfers of ownership interests in debt securities are to be accomplished by entries made on the books of participants acting on behalf of beneficial owners. Beneficial owners will not receive certificates representing their ownership interests in the debt securities, except under the limited circumstances described below.

        To facilitate subsequent transfers, all debt securities deposited by participants with DTC will be registered in the name of DTC's nominee, Cede & Co. The deposit of debt securities with DTC and their registration in the name of Cede & Co. will not change the beneficial ownership of the debt securities. DTC has no knowledge of the actual beneficial owners of the debt securities. DTC's records reflect only the identity of the direct participants to whose accounts the debt securities are credited. Those participants may or may not be the beneficial owners. The participants are responsible for keeping account of their holdings on behalf of their customers.

        Conveyance of notices and other communications by DTC to direct participants, by direct participants to indirect participants and by direct and indirect participants to beneficial owners will be governed by arrangements among them, subject to any legal requirements in effect from time to time. Redemption notices shall be sent to DTC or its nominee. If less than all of the debt securities of a series are being redeemed, DTC will reduce the amount of the interest of each direct participant in the debt securities under its procedures.

        In any case where a vote may be required with respect to the debt securities of any series, neither DTC nor Cede & Co. will give consents for or vote the global debt securities. Under its usual procedures, DTC will mail an omnibus proxy to Sealy or SMC, as applicable, after the record date. The omnibus proxy assigns the consenting or voting rights of Cede & Co. to those direct participants to whose accounts the debt securities are credited on the record date identified in a listing attached to the omnibus proxy. Principal and premium, if any, and interest, if any, on the global debt securities will be paid to Cede & Co., as nominee of DTC. DTC's practice is to credit direct participants' accounts on the relevant payment date unless DTC has reason to believe that it will not receive payments on the payment date. Payments by direct and indirect participants to beneficial owners will be governed by standing instructions and customary practices, as is the case with securities held for the account of customers in bearer form or registered in "street name." Those payments will be the responsibility of DTC's direct and indirect participants and not of DTC, Sealy, SMC, any trustee or any underwriters or agents involved in the offering or sale of any debt securities. Payment of principal, premium, if any, and interest, if any, to DTC is Sealy's or SMC's, as applicable, responsibility, disbursement of payments to direct participants is the responsibility of DTC, and disbursement of payments to the beneficial owners is the responsibility of direct and indirect participants.

        Except under the limited circumstances described below, beneficial owners of interests in a global debt security will not be entitled to have debt securities registered in their names and will not receive physical delivery of debt securities. Accordingly, each beneficial owner must rely on the procedures of DTC to exercise any rights under the debt securities and the indenture.

        The laws of some jurisdictions may require that some purchasers of securities take physical delivery of securities in definitive form. These laws may impair the ability to transfer or pledge beneficial interests in global debt securities.

        DTC is under no obligation to provide its services as depositary for the debt securities of any series and may discontinue providing its services at any time. Neither Sealy, SMC nor any trustee nor any underwriters or agents involved in the offering or sale of any debt securities will have any responsibility for the performance by DTC or its participants or indirect participants under the rules and procedures governing DTC. As noted above, beneficial owners of interests in global debt securities generally will not receive certificates representing their ownership interests in the debt securities. However, if

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  DTC notifies Sealy or SMC, as applicable, that it is unwilling or unable to continue as a depositary for the global debt securities of any series or if DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934 (if so required by applicable law or regulation) and a successor depositary for the debt securities of such series is not appointed within 90 days of the notification to Sealy or SMC, as applicable, or of Sealy or SMC, as applicable, becoming aware of DTC's ceasing to be so registered, as the case may be,

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  Sealy or SMC, as applicable, determines, in its sole discretion, not to have the debt securities of any series represented by one or more global debt securities, or

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  an Event of Default under the applicable indenture has occurred and is continuing with respect to the debt securities of any series,

Sealy or SMC, as applicable, will prepare and deliver certificates for the debt securities of that series in exchange for beneficial interests in the global debt securities of that series. Any beneficial interest in a global debt security that is exchangeable under the circumstances described in the preceding sentence will be exchangeable for debt securities in definitive certificated form registered in the names and in the authorized denominations that the depositary shall direct. It is expected that these directions will be based upon directions received by the depositary from its participants with respect to ownership of beneficial interests in the global debt securities.

        Clearstream, Luxembourg and Euroclear hold interests on behalf of their participating organizations through customers' securities accounts in Clearstream, Luxembourg's and Euroclear's names on the books of their respective depositaries, which hold those interests in customers' securities accounts in the depositaries' names on the books of DTC. At the present time, Citibank, N.A. acts as U.S. depositary for Clearstream, Luxembourg and JPMorgan Chase Bank, N.A. acts as U.S. depositary for Euroclear (the "U.S. Depositaries").

        Clearstream, Luxembourg holds securities for its participating organizations ("Clearstream Participants") and facilitates the clearance and settlement of securities transactions between Clearstream Participants through electronic book-entry changes in accounts of Clearstream Participants, thereby eliminating the need for physical movement of certificates. Clearstream, Luxembourg provides to Clearstream Participants, among other things, services for safekeeping, administration, clearance and settlement of internationally traded securities and securities lending and borrowing.

        Clearstream, Luxembourg is registered as a bank in Luxembourg, and as such is subject to regulation by the Commission de Surveillance du Secteur Financier and the Banque Centrale du Luxembourg, which supervise and oversee the activities of Luxembourg banks. Clearstream Participants are financial institutions including underwriters, securities brokers and dealers, banks, trust companies and clearing corporations, and may include any underwriters or agents involved in the offering or sale of any debt securities or their respective affiliates. Indirect access to Clearstream, Luxembourg is available to other institutions that clear through or maintain a custodial relationship with a Clearstream Participant. Clearstream, Luxembourg has established an electronic bridge with Euroclear as the operator of the Euroclear System (the "Euroclear Operator") in Brussels to facilitate settlement of trades between Clearstream, Luxembourg and the Euroclear Operator.

        Distributions with respect to global debt securities held beneficially through Clearstream, Luxembourg will be credited to cash accounts of Clearstream Participants in accordance with its rules and procedures, to the extent received by the U.S. Depositary for Clearstream, Luxembourg. Euroclear holds securities and book-entry interests in securities for participating organizations ("Euroclear Participants") and facilitates the clearance and settlement of securities transactions between Euroclear Participants, and between Euroclear Participants and participants of certain other securities intermediaries through electronic book-entry changes in accounts of such participants or other securities intermediaries. Euroclear provides Euroclear Participants, among other things, with safekeeping, administration, clearance and settlement, securities lending and borrowing, and related services. Euroclear Participants are investment banks, securities brokers and dealers, banks, central banks, supranationals, custodians, investment managers, corporations, trust companies and certain other organizations, and may include any underwriters or agents involved in the offering or sale of any debt securities or their respective affiliates. Non-participants in Euroclear may hold and transfer beneficial interests in a global debt security through accounts with a participant in the Euroclear System or any other securities intermediary that holds a book-entry interest in a global debt security through one or more securities intermediaries standing between such other securities intermediary and Euroclear.

        Securities clearance accounts and cash accounts with the Euroclear Operator are governed by the Terms and Conditions Governing Use of Euroclear and the related Operating Procedures of the Euroclear System, and applicable Belgian law (collectively, the "Terms and Conditions"). The Terms and Conditions govern transfers of securities and cash within Euroclear, withdrawals of securities and cash from Euroclear and receipts of payments with respect to securities in Euroclear. All securities in Euroclear are held on a fungible basis without attribution of specific certificates to specific securities clearance accounts. The Euroclear Operator acts under the Terms and Conditions only on behalf of Euroclear Participants, and has no record of or relationship with persons holding through Euroclear Participants.

        Distributions on interests in global debt securities held beneficially through Euroclear will be credited to the cash accounts of Euroclear Participants in accordance with the Terms and Conditions, to the extent received by the U.S. Depositary for Euroclear.

        Transfers between Euroclear Participants and Clearstream Participants will be effected in the ordinary way in accordance with their respective rules and operating procedures.

        Cross-market transfers between direct participants in DTC, on the one hand, and Euroclear Participants or Clearstream Participants, on the other hand, will be effected through DTC in accordance with DTC's rules on behalf of Euroclear or Clearstream, Luxembourg, as the case may be, by its U.S. Depositary; however, such cross-market transactions will require delivery of instructions to Euroclear or Clearstream, Luxembourg, as the case may be, by the counterparty in such system in accordance with the applicable rules and procedures and within the established deadlines (European time) of such system. Euroclear or Clearstream, Luxembourg, as the case may be, will, if the transaction meets its settlement requirements, deliver instructions to its U.S. Depositary to take action to effect final settlement on its behalf by delivering or receiving interests in global debt securities in DTC, and making or receiving payment in accordance with normal procedures for same-day fund settlement applicable to DTC. Euroclear Participants and Clearstream Participants may not deliver instructions directly to their respective U.S. Depositaries.

        Due to time zone differences, the securities accounts of a Euroclear Participant or Clearstream Participant purchasing an interest in a global debt security from a direct participant in DTC will be credited, and any such crediting will be reported to the relevant Euroclear Participant or Clearstream Participant, during the securities settlement processing day (which must be a business day for Euroclear or Clearstream, Luxembourg) immediately following the settlement date of DTC. Cash received in Euroclear or Clearstream, Luxembourg as a result of sales of interests in a global debt security by or through a Euroclear Participant or Clearstream Participant to a direct participant in DTC will be received with value on the settlement date of DTC but will be available in the relevant Euroclear or Clearstream, Luxembourg cash account only as of the business day for Euroclear or Clearstream, Luxembourg following DTC's settlement date.

        Euroclear and Clearstream, Luxembourg are under no obligation to perform or to continue to perform the foregoing procedures and such procedures may be discontinued at any time without notice. Neither Sealy, SMC nor any trustee nor any underwriters or agents involved in the offering or sale of any debt securities will have any responsibility for the performance by Euroclear or Clearstream,

Luxembourg or their respective participants of their respective obligations under the rules and procedures governing their operations.

        The information in this section concerning DTC, Euroclear and Clearstream, Luxembourg and their book-entry systems has been obtained from sources that Sealy and SMC believe to be reliable, but Sealy and SMC take no responsibility for the accuracy of that information.

Redemption and Repurchase

        The debt securities of any series may be redeemable at the option of Sealy or SMC, as applicable, or may be subject to mandatory redemption by Sealy or SMC, as applicable, as required by a sinking fund or otherwise. In addition, the debt securities of any series may be subject to repurchase or repayment by Sealy or SMC, as applicable, at the option of the holders. The applicable prospectus supplement will describe the terms, the times and the prices regarding any optional or mandatory redemption by Sealy or SMC, as applicable, or any repurchase or repayment at the option of the holders of any series of debt securities.

Conversion and Exchange

        The terms, if any, on which debt securities of any series are convertible into or exchangeable for Sealy's common shares or any other securities or property will be set forth in the applicable prospectus supplement. Such terms may include provisions for conversion or exchange, either mandatory, at the option of the holders or at Sealy's option. Unless otherwise expressly stated in the applicable prospectus supplement, references in this prospectus and any prospectus supplement to the conversion or exchange of debt securities of any series for Sealy's common shares or other securities or property shall be deemed not to refer to or include any exchange of any debt securities of a series for other debt securities of the same series.

Secured Debt Securities

        The debt securities of any series and the Guarantees, if any, of the debt securities of any series may be secured by collateral. The applicable prospectus supplement will describe any such collateral and the terms of such secured debt securities.

Merger, Consolidation and Transfer of Assets

        The indentures provide that Sealy or SMC, as applicable, will not, in any transaction or series of related transactions, consolidate with, or sell, assign, transfer, lease or convey or otherwise dispose of all or substantially all of its property and assets to, or merge with or into or wind up into, any person unless:

  •
  either (1) Sealy or SMC, as applicable, shall be the continuing person (in the case of a merger) or (2) the successor person (if other than Sealy or SMC, as applicable,) formed by or resulting from the consolidation or merger or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made shall be an entity organized or existing under the laws of the United States of America, any state thereof or the District of Columbia or any territory thereof and shall expressly assume the due and punctual payment of the principal of, premium, if any, and interest, if any, on all the debt securities outstanding under the applicable indenture and the due and punctual performance and observance of all covenants and conditions in such outstanding debt securities and the indenture to be performed or satisfied by Sealy or SMC, as applicable, (including, without limitation, the obligation to convert or exchange any debt securities that are convertible into or exchangeable for other securities or property in accordance with the provisions of such debt securities and the applicable indenture) by a supplemental indenture reasonably satisfactory in form to the trustee;

  •
  with respect to any guaranteed debt securities, each Guarantor, unless it is the other party to the transactions described above, shall have by supplemental indenture confirmed that its Guarantee shall apply to such person's obligations under the applicable indenture and the debt securities;

  •
  immediately after giving effect to the transaction described above, no Event of Default under the applicable indenture, and no event which, after notice or lapse of time or both would become an Event of Default under the applicable indenture, shall have occurred and be continuing; and

  •
  the trustee shall have received the officers' certificate and opinion of counsel called for by the applicable indenture.

        In the case of any such merger, consolidation, sale, assignment, transfer, lease, conveyance or other disposition in which Sealy or SMC, as applicable, is not the continuing entity and upon execution and delivery by the successor person of the supplemental indenture described above, such successor person shall succeed to, and be substituted for, Sealy or SMC, as applicable, and may exercise every right and power of Sealy or SMC, as applicable, under the applicable indenture with the same effect as if such successor person had been named as Sealy or SMC, as applicable, therein, and Sealy or SMC, as applicable, shall be automatically released and discharged from all obligations and covenants under the applicable indenture and the debt securities issued under that indenture.

        With respect to guaranteed debt securities, the Merger, consolidation and transfer of assets provisions described above are equally applicable to each of the Guarantors in its capacity as guarantor of such debt securities.

Events of Default

        Unless otherwise specified in the applicable prospectus supplement, an Event of Default with respect to the debt securities of any series is defined in the applicable indenture as being:

  (1)
  default in payment of any interest, if any, on, or any Additional Amounts, if any, payable in respect of any interest on, any of the debt securities of that series when due, and continuance of such default for a period of 30 days;

  (2)
  default in payment of any principal of, or premium, if any, on, or any Additional Amounts, if any, payable in respect of any principal of or premium, if any, on, any of the debt securities of that series when due (whether at maturity, upon redemption, upon repayment or repurchase at the option of the holder or otherwise and whether payable in cash or common shares or other securities or property);

  (3)
  default in the deposit of any sinking fund payment or payment under any analogous provision when due with respect to any of the debt securities of that series;

  (4)
  default in the delivery when due of any securities, cash or other property (including, without limitation, any common shares) when required to be delivered upon conversion of any convertible debt security of that series or upon the exchange of any debt security of that series which is exchangeable for common shares or other securities or property (other than an exchange of debt securities of that series for other debt securities of the same series);

  (5)
  default after the expiration of any applicable grace period in the payment of principal when due, or resulting in acceleration of, other indebtedness (other than Non-recourse Debt) of Sealy or SMC, as applicable, or any Significant Subsidiary of Sealy or SMC, as applicable, for borrowed money or the payment of which is guaranteed by Sealy or SMC, as applicable, or any Significant Subsidiary of Sealy or SMC, as applicable, where the aggregate principal amount with respect to which the default or acceleration has occurred exceeds $25.0 million and such indebtedness has not been discharged, or such default in payment or acceleration has not been cured or rescinded, prior to written notice of acceleration of the debt securities of that series;

  (6)
  failure by Sealy or SMC, as applicable, or any Significant Subsidiary of Sealy or SMC, as applicable, to pay final judgments entered by a court or courts of competent jurisdiction aggregating in excess of $25.0 million, which judgments are not paid, discharged or stayed for a period of 60 calendar days after such judgments become final and non-appealable, and in the event such judgment is covered by insurance, an enforcement proceeding has been commenced by any creditor upon such judgment or decree which is not promptly stayed;

  (7)
  if the debt securities of that series are guaranteed debt securities, the Guarantee of the debt securities of that series by any Guarantor shall for any reason cease to be, or shall for any reason be asserted in writing by such Guarantor or Sealy or SMC, as applicable, not to be, in full force and effect and enforceable in accordance with its terms, except to the extent contemplated or permitted by the applicable indenture;

  (8)
  specified events of bankruptcy, insolvency or reorganization with respect to Sealy or SMC, as applicable, or any Significant Subsidiary of Sealy or SMC, as applicable; or

  (9)
  any other Event of Default established for the debt securities of that series.

        No Event of Default with respect to any particular series of debt securities necessarily constitutes an Event of Default with respect to any other series of debt securities. The indentures provide that, within 90 days after the occurrence of any default with respect to the debt securities of any series, the trustee will mail to all holders of the debt securities of that series notice of that default if known to a Responsible Officer of the trustee, unless that default has been cured or waived. However, the indentures provide that the trustee may withhold notice of a default with respect to the debt securities of that series, except a default in payment of principal, premium, if any, interest, if any, Additional Amounts, if any, or sinking fund payments, if any, if the trustee considers it in the best interest of the holders to do so. As used in this paragraph, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to the debt securities of any series.

        The indentures provide that if an Event of Default (other than an Event of Default specified in clause (8) of the second preceding paragraph with respect to of Sealy or SMC, as applicable) occurs and is continuing with respect to any series of debt securities, either the trustee or the holders of at least 30% in principal amount of the debt securities of that series then outstanding may declare the principal of, or if debt securities of that series are original issue discount securities, such lesser amount as may be specified in the terms of that series of debt securities, and accrued and unpaid interest, if any, on all the debt securities of that series to be due and payable immediately. The indentures also provide that if an Event of Default specified in clause (8) of the second preceding paragraph with respect to Sealy or SMC, as applicable, occurs with respect to any series of debt securities, then the principal of, or if debt securities of that series are original issue discount securities, such lesser amount as may be specified in the terms of that series of debt securities, and accrued and unpaid interest, if any, on all the debt securities of that series will automatically become and be immediately due and payable without any declaration or other action on the part of the trustee or any holder of the debt securities of that series. However, upon specified conditions, the holders of a majority in principal amount of the debt securities of a series then outstanding may rescind and annul an acceleration of the debt securities of that series and its consequences. For purposes of clarity, references in this paragraph to an Event of Default specified in clause (8) of the second preceding paragraph with respect to Sealy or SMC, as applicable, shall not include any Event of Default specified in clause (8) of the second preceding paragraph with respect to any Significant Subsidiary of Sealy or SMC, as applicable.

        Subject to the provisions of the Trust Indenture Act of 1939 requiring the trustee, during the continuance of an Event of Default under the applicable indenture, to act with the requisite standard of care, the trustee is under no obligation to exercise any of its rights or powers under the applicable indenture at the request or direction of any of the holders of debt securities of any series unless those holders have offered the trustee indemnity reasonably satisfactory to the trustee against the costs, fees and expenses and liabilities which might be incurred in compliance with such request or direction. Subject to the foregoing, holders of a majority in principal amount of the outstanding debt securities of any series issued under the applicable indenture have the right to direct the time, method and place of conducting any proceeding for any remedy available to the trustee under the indenture with respect to that series. The indentures require the annual filing by Sealy or SMC, as applicable, with the trustee of a certificate which states whether or not Sealy or SMC, as applicable, are in default under the terms of the indenture.

        No holder of any debt securities of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to the applicable indenture, or for the appointment of a receiver or trustee, or for any other remedy under the indenture, unless:

  •
  such holder has previously given written notice to the trustee of a continuing Event of Default with respect to the debt securities of such series;

  •
  the holders of not less than 30% in aggregate principal amount of the outstanding debt securities of such series shall have made written request to the trustee to institute proceedings in respect of such Event of Default in its own name as trustee under the indenture;

  •
  such holder or holders have offered to the trustee indemnity reasonably satisfactory to the trustee against the costs, fees and expenses and liabilities to be incurred in compliance with such request;

  •
  the trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

  •
  no direction inconsistent with such written request has been given to the trustee during such 60 day period by the holders of a majority in principal amount of the outstanding debt securities of such series.

        Notwithstanding any other provision of the indenture, the holder of a debt security will have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and interest, if any, on that debt security on the respective due dates for those payments and, in the case of any debt security which is convertible into or exchangeable for other securities or property, to convert or exchange, as the case may be, that debt security in accordance with its terms, and to institute suit for the enforcement of those payments and any right to effect such conversion or exchange, and this right shall not be impaired without the consent of the holder.

Modification, Waivers and Meetings

        The indentures permit Sealy or SMC, as applicable, any Guarantors party to such indenture and the trustee, with the consent of the holders of a majority in principal amount of the outstanding debt securities of each series issued under the applicable indenture and affected by a modification or amendment, to modify or amend any of the provisions of the applicable indenture or of the debt securities of the applicable series or the rights of the holders of the debt securities of that series under the applicable indenture. However, no such modification or amendment shall, among other things:

  •
  change the stated maturity of the principal of, or premium, if any, or any installment of interest, if any, on or any Additional Amounts, if any, with respect to any debt securities issued under the indenture, or

  •
  reduce the principal of or any premium on any debt securities or reduce the rate of interest on any debt securities or reduce the price payable upon the redemption of any debt security, whether such redemption is mandatory or at such issuer's option, or upon the repurchase of any debt security at the option of the holder, or reduce any Additional Amounts with respect to any debt securities, or change such issuer's obligation to pay Additional Amounts, or

  •
  reduce the amount of principal of any original issue discount securities that would be due and payable upon an acceleration of the maturity thereof, or

  •
  adversely affect any right of repayment or repurchase of any debt securities at the option of any holder, or

  •
  change any place where or the currency in which debt securities are payable, or

  •
  impair the holder's right to institute suit to enforce the payment of any debt securities on or after their stated maturity or, in the case of any debt security which is convertible into or exchangeable for other securities or property, to institute suit to enforce the right to convert or exchange that debt security in accordance with its terms, or

  •
  make any change that adversely affects the right, if any, to convert or exchange any debt securities for other securities or property, or

  •
  reduce the percentage of debt securities of any series issued under the applicable indenture whose holders must consent to any modification or amendment or any waiver of compliance with specific provisions of such indenture or specified defaults under the applicable indenture and their consequences, or

  •
  if the applicable indenture relates to guaranteed debt securities, release any Guarantor from any of its obligations under any of its Guarantees or the applicable indenture, except in accordance with the terms of the applicable indenture, or

  •
  reduce the requirements for a quorum or voting at a meeting of holders of the applicable debt securities,

without in each case obtaining the consent of the holder of each outstanding debt security issued under such indenture affected by the modification or amendment.

        The indentures also contain provisions permitting Sealy or SMC, as applicable, any Guarantors party to such indenture and the trustee, without the consent of the holders of any debt securities issued under the applicable indenture, to modify or amend the indenture, among other things:

  •
  to evidence the succession of another person to Sealy or SMC, as applicable, or, if applicable, any Guarantor under the applicable indenture and the assumption by that successor of Sealy's or SMC's, as applicable, covenants or the covenants of such Guarantor, as the case may be, contained in the applicable indenture and in the debt securities or, if applicable, the Guarantees issued under the applicable indenture, as the case may be;

  •
  to add to Sealy's or SMC's, as applicable, covenants or, if applicable, the covenants of any Guarantor for the benefit of the holders of all or any series of debt securities issued under the applicable indenture or to surrender any right or power conferred upon Sealy or SMC, as applicable, or, if applicable, any Guarantor in the indenture with respect to all or any series of debt securities issued under the applicable indenture;

  •
  to add to or change any provisions of the applicable indenture to facilitate the issuance of bearer securities;

  •
  to establish the form or terms of debt securities of any series and any related coupons and, if applicable, any Guarantees of those debt securities, including, without limitation, conversion and exchange provisions applicable to debt securities which are convertible into or exchangeable for other securities or property and to establish, if applicable, the Guarantors of the debt securities of such series and the terms of the Guarantees of such debt securities, and to establish any provisions with respect to any security or other collateral for such debt securities or, if applicable, Guarantees, and to make any deletions from or additions or changes to the applicable indenture in connection with any of the matters referred to in this bullet point so long as those deletions, additions and changes are not applicable to any other series of debt securities then outstanding;

  •
  to evidence and provide for the acceptance of the appointment of a successor trustee in respect of the debt securities of one or more series;

  •
  to comply with the merger covenant;

  •
  to cure any ambiguity, omission, defect or inconsistency or correct or supplement any provision in such indenture which may be defective or inconsistent with other provisions in the applicable indenture, or to make any other provisions with respect to matters or questions arising under the applicable indenture which shall not adversely affect the interests of the holders of the debt securities of any series then outstanding in any material respect;

  •
  to add any additional Events of Default with respect to all or any series of debt securities;

  •
  to supplement any of the provisions of the applicable indenture to permit or facilitate defeasance, covenant defeasance and/or satisfaction and discharge of any series of debt securities, provided that such action shall not adversely effect the interest of any holder of a debt security of such series or any other debt security in any material respect;

  •
  to comply with requirements of the SEC in order to effect or maintain the qualification of the applicable indenture under the Trust Indenture Act of 1939;

  •
  if the applicable indenture provides for the issuance of guaranteed debt securities, to add additional Guarantees or additional Guarantors in respect of all or any debt securities, and to evidence the release and discharge of any Guarantor from its obligations under its Guarantee of any or all debt securities and its obligations under the indenture in respect of any or all debt securities in accordance with the terms of the indenture; or, in the case of any other indenture, to add guarantees or guarantors in respect of all or any debt securities, and to evidence the release and discharge of any guarantor from its obligations under its guarantee of any or all debt securities and its obligations under the indenture in respect of any or all debt securities in accordance with the terms of the indenture;

  •
  to secure or, if applicable, to provide additional security for all or any debt securities issued under the applicable indenture or all or any Guarantees or other guarantees of the debt securities and to provide for any and all matters relating thereto, and to provide for the release of any collateral as security for all or any debt securities, Guarantees or other guarantees in accordance with the terms of the indenture;

  •
  to make any change to the applicable indenture or any debt securities or Guarantees to conform the terms thereof to the terms reflected in any prospectus (including this prospectus), prospectus supplement, offering memorandum or similar offering document used in connection with the initial offering or sale of any debt securities or Guarantees; or

  •
  in the case of any series of debt securities which are convertible into or exchangeable for common shares or other securities or property, to provide for the conversion or exchange rights of those debt securities in the event of any reclassification or change of Sealy's common shares or any of our other securities into which such debt securities are convertible or for which such debt securities are exchangeable or any similar transaction if expressly required by the terms of that series of debt securities; or

  •
  to amend or supplement any provision contained in the applicable indenture or in any debt securities or, if applicable, Guarantees, provided that such amendment or supplement does not apply to any outstanding debt securities or any Guarantees of any outstanding debt security issued prior to the date of such supplemental indenture and entitled to the benefits of such provisions.

        The holders of a majority in aggregate principal amount of the outstanding debt securities of any series may waive the compliance of Sealy or SMC, as applicable, with the provisions described above under "—Merger, Consolidation and Transfer of Assets" and certain other provisions of the indenture and, if specified in the prospectus supplement relating to such series of debt securities, any additional covenants applicable to the debt securities of such series. The holders of a majority in aggregate principal amount of the outstanding debt securities of any series may, on behalf of all holders of debt securities of that series, waive any past default under the applicable indenture with respect to debt securities of that series and its consequences, except a default in the payment of the principal of, or premium, if any, or interest, if any, on debt securities of that series or, in the case of any debt securities which are convertible into or exchangeable for other securities or property, a default in any such conversion or exchange, or a default in respect of a covenant or provision which cannot be modified or amended without the consent of the holder of each outstanding debt security of the affected series.

        The indentures contain provision for convening meetings of the holders of a series of debt securities if (and only if) debt securities of such series are issued or issuable, in whole or in part, in the form of bearer debt securities. A meeting may be called at any time by the trustee, and also upon Sealy's or SMC's, as applicable, request or the request of holders of at least 33 1/3% in principal amount of the outstanding debt securities of a series. Notice of a meeting must be given in accordance with the provisions of the indenture. Except for any consent which must be given by the holder of each outstanding debt security affected in the manner described above, any resolution presented at a meeting or adjourned meeting duly reconvened at which a quorum, as described below, is present may be adopted by the affirmative vote of the holders of a majority in principal amount of the outstanding debt securities of that series. However, any resolution with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which the applicable indenture provides may be made, given or taken by the holders of a specified percentage, which is less or more than a majority, in principal amount of the outstanding debt securities of a series may be adopted at a meeting or adjourned meeting duly reconvened at which a quorum is present by the affirmative vote of the holders of that specified percentage in principal amount of the outstanding debt securities of that series. Any resolution passed or decision taken at any meeting of holders of debt securities of any series duly held in accordance with the applicable indenture will be binding on all holders of debt securities of that series and the related coupons, if any. The quorum at any meeting called to adopt a resolution, and at any reconvened meeting, will be persons entitled to vote a majority in principal amount of the outstanding debt securities of a series, or, if any action is to be taken at a meeting with respect to any request, demand, authorization, direction, notice, consent, waiver or other action which the applicable indenture provides may be given by holders of a greater percentage in principal amount of outstanding debt securities of a series, the persons entitled to vote at such greater percentage in principal amount of the outstanding debt securities of such series.

Discharge, Defeasance and Covenant Defeasance

        Unless otherwise provided in the applicable prospectus supplement, upon Sealy's or SMC's, as applicable, direction, the applicable indenture shall cease to be of further effect with respect to any series of debt securities issued under the indenture specified by Sealy or SMC, as applicable, subject to the survival of specified provisions of the indenture (including the obligation to pay Additional Amounts to the extent described below and the obligation, if applicable, to exchange or convert debt securities of that series into other securities or property in accordance with their terms) when:

  •
  either

          (A)  all outstanding debt securities of that series and, in the case of bearer securities, all related coupons, have been delivered to the trustee for cancellation, subject to exceptions, or

          (B)  all debt securities of that series and, if applicable, any related coupons have become due and payable or will become due and payable at their stated maturity within one year or are to be called for redemption within one year and Sealy or SMC, as applicable, has deposited with the trustee, in trust, funds in U.S. dollars or in the foreign currency in which the debt securities of that series are payable in an amount sufficient to pay the entire indebtedness on the debt securities of that series in respect of principal, premium, if any, and interest, if any (and, to the extent that (x) the debt securities of that series provide for the payment of Additional Amounts upon the occurrence of specified events of taxation, assessment or governmental charge with respect to payments on the debt securities and (y) the amount of any Additional Amounts which are or will be payable is at the time of deposit reasonably determinable by Sealy or SMC, as applicable, in the exercise of its sole and absolute discretion, those Additional Amounts) to the date of such deposit, if the debt securities of that series have become due and payable, or to the maturity or redemption date of the debt securities of that series, as the case may be;

  •
  Sealy or SMC, as applicable, has paid all other sums payable under the applicable indenture with respect to the debt securities of that series; and

  •
  the trustee has received an officers' certificate and an opinion of counsel called for by the applicable indenture.

        At such time as Sealy or SMC, as applicable, shall have satisfied the conditions set forth in the immediately preceding paragraph with respect to any series of guaranteed debt securities, each Guarantor of the debt securities of that series shall (except as provided in the next succeeding sentence and subject to other limited exceptions) be automatically and unconditionally released and discharged from all of its obligations under its Guarantee of the debt securities of that series and all of its other obligations under the applicable indenture in respect of the debt securities of that series, without any action by Sealy or SMC, as applicable, any Guarantor or the trustee and without the consent of the holders of any debt securities. If the debt securities of any series provide for the payment of Additional Amounts, Sealy or SMC, as applicable, will remain obligated, following the deposit described above, to pay, and any Guarantees of the debt securities of that series will continue to guarantee (on the terms and subject to the conditions set forth in the applicable indenture, subject to any other terms of the indenture providing for the release and discharge of a Guarantor from its obligations under its Guarantees of such debt securities and under the indenture in respect of such debt securities) the payment of, Additional Amounts with respect to those debt securities to the extent (and only to the extent) that they exceed the amount deposited in respect of those Additional Amounts as described above.

        Unless otherwise provided in the applicable prospectus supplement, Sealy or SMC, as applicable, may elect with respect to any series of debt securities either:

  •
  to defease and be discharged from all of its obligations with respect to that series of debt securities ("defeasance"), except for:

          (1)   the obligation to pay Additional Amounts, if any, upon the occurrence of specified events of taxation, assessment or governmental charge with respect to payments on that series of debt securities to the extent (and only to the extent) that those Additional Amounts exceed the amount deposited in respect of those Additional Amounts as provided below,

          (2)   the obligation, if applicable, to exchange or convert debt securities of that series into other securities or property in accordance with their terms, and

          (3)   certain other limited obligations; or

  •
  to be released from its obligations with respect to the debt securities of such series under such covenants as may be specified in the applicable prospectus supplement, and any omission to comply with those obligations shall not constitute a default or an Event of Default with respect to that series of debt securities ("covenant defeasance"), in either case upon the irrevocable deposit with the trustee, or other qualifying trustee, in trust for that purpose, of an amount in U.S. dollars or in the foreign currency in which those debt securities are payable at stated maturity or, if applicable, upon redemption, and/or Government Obligations which through the payment of principal and interest in accordance with their terms will provide money, in an amount sufficient to pay the principal of and any premium and any interest on (and, to the extent that (x) the debt securities of that series provide for the payment of Additional Amounts and (y) the amount of the Additional Amounts which are or will be payable is at the time of deposit reasonably determinable by Sealy or SMC, as applicable, in the exercise of its sole and absolute discretion, the Additional Amounts with respect to) that series of debt securities, and any mandatory sinking fund or analogous payments on that series of debt securities, on the due dates for those payments.

        Upon the effectiveness of defeasance with respect to any series of guaranteed debt securities, each Guarantor of the debt securities of such series shall (except as provided in the next succeeding sentence and subject to other limited exceptions) be automatically and unconditionally released and discharged from all of its obligations under its Guarantee of the debt securities of such series and all of its other obligations under the applicable indenture in respect of the debt securities of that series, without any action by Sealy or SMC, as applicable, any Guarantor or the trustee and without the consent of the holders of any debt securities. If Sealy or SMC, as applicable, effects defeasance with respect to the debt securities of any series and those debt securities provide for the payment of Additional Amounts, Sealy or SMC, as applicable, will remain obligated, following the effectiveness of such defeasance, to pay, and any Guarantees of the debt securities of that series will continue to guarantee (on the terms and subject to the conditions set forth in the indenture, subject to any other terms of the indenture providing for the release and discharge of a Guarantor from its obligations under its Guarantees of such debt securities and under the applicable indenture in respect of such debt securities) the payment of, Additional Amounts with respect to those debt securities to the extent (and only to the extent) that they exceed the amount deposited in respect of those Additional Amount as described above.

        The defeasance or covenant defeasance described above shall only be effective if, among other things:

  •
  it shall not result in a breach or violation of, or constitute a default under, the applicable indenture;

  •
  in the case of defeasance, Sealy or SMC, as applicable, shall have delivered to the trustee an opinion of independent counsel reasonably acceptable to the trustee confirming that (A) Sealy or SMC, as applicable, has received from or there has been published by the Internal Revenue Service a ruling or (B) since the date of the indenture there has been a change in applicable U.S. federal income tax law, in either case to the effect that, and based on this ruling or change the opinion of counsel shall confirm that, the holders of the debt securities of the applicable series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the defeasance had not occurred;

  •
  in the case of covenant defeasance, Sealy or SMC, as applicable, shall have delivered to the trustee an opinion of independent counsel reasonably acceptable to the trustee to the effect that the holders of the debt securities of the applicable series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of the covenant defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if the covenant defeasance had not occurred;

  •
  if the cash and Government Obligations deposited are sufficient to pay the outstanding debt securities of that series provided those debt securities are redeemed on a particular redemption date, Sealy or SMC, as applicable, shall have given the trustee irrevocable instructions to redeem those debt securities on that date; and

  •
  no Event of Default or event which with notice or lapse of time or both would become an Event of Default with respect to debt securities of that series shall have occurred and be continuing on the date of the deposit into trust; and, solely in the case of defeasance, no Event of Default arising from specified events of bankruptcy, insolvency or reorganization with respect to Sealy or SMC, as applicable, or event which with notice or lapse of time or both would become such an Event of Default with respect to Sealy or SMC, as applicable, shall have occurred and be continuing during the period through and including the 91st day after the date of the deposit into trust.

The applicable prospectus supplement may further describe the provisions, if any, permitting or restricting satisfaction and discharge, defeasance or covenant defeasance with respect to the debt securities of a particular series.

Definitions

        As used in the indentures, the following terms have the meanings specified below:

        The term "Corporation" includes corporations, partnerships, associations, limited liability companies and other companies and business trusts. The term "corporation" means a corporation and does not include partnerships, associations, limited liability companies or other companies or business trusts.

        "Non-recourse Debt" means any indebtedness the terms of which provide that the claim for repayment of such indebtedness by the holder thereof is limited solely to a claim against the property or assets (including, without limitation, securities or interests in securities) that secure such indebtedness; provided, however, that any obligations or liabilities of the debtor or obligor or any other person solely for indemnities, covenants or breaches of warranties, representations or covenants or similar matters in respect of any indebtedness will not prevent such indebtedness from constituting Non-recourse Debt.

        "Person" or "person" means any individual, Corporation, joint venture, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

        "Significant Subsidiary" means, as of any date of determination, a Subsidiary of Sealy or SMC, as applicable, that would constitute a "significant subsidiary" as such term is defined under Rule 1-02(w) of Regulation S-X of the SEC as in effect on the date of the applicable indenture.

        "Subsidiary" means, with respect to any Person, (i) any corporation, association or other business entity of which more than 50% of the total voting power of shares of capital stock or other equity interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of such Person (or a combination thereof) and (ii) any partnership (a) the sole general partner or managing general partner of which is such Person or a Subsidiary of such Person or (b) the only general partners of which are such Person or one or more Subsidiaries of such Person (or any combination thereof).

Governing Law

        The indentures and the debt securities (including any Guarantees endorsed on the debt securities, if any) will be governed by, and construed in accordance with, the laws of the State of New York.

Regarding the Trustees

        The Trust Indenture Act of 1939 limits the rights of a trustee, if the trustee becomes a creditor of Sealy or SMC, as applicable, to obtain payment of claims or to realize on property received by it in respect of those claims, as security or otherwise. Any trustee is permitted to engage in other transactions with Sealy or SMC, as applicable, and its subsidiaries from time to time. However, if a trustee acquires any conflicting interest it must eliminate the conflict upon the occurrence of an Event of Default under the applicable indenture or resign as trustee.

 DESCRIPTION OF SHARE PURCHASE CONTRACTS AND SHARE PURCHASE UNITS

        We may offer share purchase contracts and share purchase units either separately or together with other securities offered hereby. The applicable prospectus supplement or free writing prospectus will describe the specific terms of any share purchase contracts or share purchase units and, if applicable, any prepaid securities (as defined below). The form of share purchase contract and, if applicable, the form of any related pledge or depositary agreement relating to any particular offering of share purchase contracts or share purchase units will be filed as an exhibit to the registration statement of which this prospectus is a part or a document that is incorporated or deemed to be incorporated by reference in this prospectus. The foregoing summary of some of the terms of the share purchase contracts and share purchase units and the summary of some of the terms of the particular share purchase contracts and share purchase units and, if applicable, any related pledge or depositary agreements described in the applicable prospectus supplement or free writing prospectus are not complete and are subject to, and are qualified in their entirety by reference to, all of the provisions of the particular share purchase contracts or share purchase units, as the case may be, and any related pledge or depositary agreement, which you may obtain as described under "Available Information."

        The following description of the share purchase contracts and share purchase units provides certain general terms and provisions of the share purchase contracts and share purchase units to which any prospectus supplement or free writing prospectus may relate. Certain other terms of any share purchase contracts or share purchase units, as the case may be, and, if applicable, any related pledge or depositary agreement will be described in the applicable prospectus supplement or free writing prospectus. To the extent that any particular terms of any share purchase contracts or share purchase warrants or, if applicable, any related pledge or depositary agreement described in a prospectus supplement or free writing prospectus differ from any of the terms described in this prospectus, then those particular terms described in this prospectus shall be deemed to have been superseded by that prospectus supplement or free writing prospectus.

        We may issue share purchase contracts, including contracts obligating or entitling holders to purchase from us, and us to sell to holders, a specified number of our common shares at a future date or dates. The consideration per common share and the number of common shares may be fixed at the time the share purchase contracts are issued or may be determined by reference to a specific formula in the share purchase contracts and may be subject to adjustment under anti-dilution or other formulas or provisions. We may issue the share purchase contracts separately or as a part of share purchase units consisting of a share purchase contract and our preferred shares, our depositary shares, our debt securities, debt obligations of third parties (including U.S. Treasury securities), any other security described in the applicable prospectus supplement or free writing prospectus, or any combination of the foregoing, which may secure the holders' obligations to purchase the common shares under the share purchase contracts. The share purchase contracts may require us to make periodic payments to the holders of the share purchase contracts or share purchase units, as the case may be, or vice versa. These payments may be unsecured or prefunded on some basis. The share purchase contracts may require holders to secure their obligations in a specified manner, and in certain circumstances, we may deliver newly issued prepaid share purchase contracts, which are referred to as "prepaid securities," upon release to a holder of any collateral securing such holders' obligations under the original share purchase contract. Each share purchase contract and any related pledge or depositary agreement will be governed by, and construed in accordance with, the laws of the State of New York.

 PLAN OF DISTRIBUTION

        We and/or the selling stockholders, if applicable, may sell the securities in any of three ways (or in any combination):

  •
  through underwriters or dealers;

  •
  directly to a limited number of purchasers or to a single purchaser; or

  •
  through agents.

        The prospectus supplement or free writing prospectus will set forth the terms of the offering of such securities, including

  •
  the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them, and

  •
  the public offering price of the securities and the proceeds to us and/or the selling stockholders, if applicable, and any discounts, commissions or concessions allowed or reallowed or paid to dealers.

        Any public offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

        We and/or the selling stockholders, if applicable, may effect the distribution of the securities from time to time in one or more transactions either:

  •
  at a fixed price or at prices that may be changed;

  •
  at market prices prevailing at the time of sale;

  •
  at prices relating to such prevailing market prices; or

  •
  at negotiated prices.

        If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters' obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities (other than any securities purchased upon exercise of any over-allotment option).

        We and/or the selling stockholders, if applicable, may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions paid to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

        Any underwriters, broker-dealers and agents that participate in the distribution of the securities may be deemed to be "underwriters" as defined in the Securities Act. Any commissions paid or any discounts or concessions allowed to any such persons, and any profits they receive on resale of the securities, may be deemed to be underwriting discounts and commissions under the Securities Act. We will identify any underwriters or agents and describe their compensation in a prospectus supplement. Maximum compensation to any underwriters, dealers or agents will not exceed 8% of the maximum aggregate offering proceeds.

        Underwriters or agents may purchase and sell the securities in the open market. These transactions may include over-allotment, stabilizing transactions, syndicate covering transactions and penalty bids.

Over-allotment involves sales in excess of the offering size, which creates a short position. Stabilizing transactions consist of bids or purchases for the purpose of preventing or retarding a decline in the market price of the securities and are permitted so long as the stabilizing bids do not exceed a specified maximum. Syndicate covering transactions involve the placing of any bid on behalf of the underwriting syndicate or the effecting of any purchase to reduce a short position created in connection with the offering. The underwriters or agents also may impose a penalty bid, which permits them to reclaim selling concessions allowed to syndicate members or certain dealers if they repurchase the securities in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the securities, which may be higher than the price that might otherwise prevail in the open market. These activities, if begun, may be discontinued at any time. These transactions may be effected on any exchange on which the securities are traded, in the over-the-counter market or otherwise.

        Our common stock is listed on the New York Stock Exchange under the symbol "ZZ".

        Agents and underwriters may be entitled to indemnification by us and the selling stockholders against certain civil liabilities, including liabilities under the Securities Act, or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof.

        Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

        The specific terms of the lock-up provisions in respect of any given offering will be described in the applicable prospectus supplement.

 VALIDITY OF THE SECURITIES

        The validity of the securities to be sold hereunder will be passed upon for us by Simpson Thacher & Bartlett LLP, New York, New York or other counsel who is satisfactory to us. Certain partners of Simpson Thacher & Bartlett LLP, members of their respective families, related persons and others have an indirect interest, through limited partnerships that are investors in the KKR Millennium GP LLC, in less than 1% of Sealy Corporation's common stock.

EXPERTS

        The financial statements and the related financial statement schedule incorporated in this prospectus by reference from the Company's Annual Report on Form 10-K, and the effectiveness of Sealy Corporation's internal control over financial reporting have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are incorporated herein by reference. Such financial statements and financial statement schedule have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

SEALY CORPORATION
SEALY MATTRESS COMPANY

PROSPECTUS

                , 2009

 PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 14.    Other Expenses of Issuance and Distribution.

        The following is an estimate, subject to future contingencies, of the expenses to be incurred by the co-registrants in connection with the issuance and distribution of the securities being registered:

Registration Fee	$55,800
Legal Fees and Expenses	*
Accounting Fees and Expenses	*
FINRA Filing Fee	*
Trustee Fees and Expenses	*
Blue Sky Fees and Expenses	*
Printing and Engraving Fees	*
Rating Agency Fees	*
Miscellaneous	*

TOTAL	*

*
These fees are calculated based on the number of issuances and amount of securities offered and accordingly cannot be estimated at this time.

Item 15.    Indemnification of Directors and Officers.

  (a) Sealy Corporation, Sealy Mattress Corporation, The Ohio Mattress Company Licensing and Components Group, Sealy Mattress Manufacturing Company, Inc., Sealy Korea, Inc. and Sealy Components—Pads, Inc.

        The General Corporation Law of the State of Delaware ("DGCL") authorizes corporations to limit or eliminate the personal liability of directors to corporations and their stockholders for monetary damages for breaches of directors' fiduciary duties. The certificates of incorporation or bylaws of each of Sealy Corporation, Sealy Mattress Corporation, The Ohio Mattress Company Licensing and Components Group, Sealy Mattress Manufacturing Company, Inc., Sealy Korea, Inc. and Sealy Components—Pads, Inc. include a provision that eliminates the personal liability of directors for monetary damages for actions taken as a director, except for liability for breach of duty of loyalty; for acts or omissions not in good faith or involving intentional misconduct or knowing violation of law; under Section 174 of the DGCL (unlawful dividends); or for transactions from which the director derived improper personal benefit.

        The certificates of incorporation or bylaws of each of Sealy Corporation, Sealy Mattress Corporation, The Ohio Mattress Company Licensing and Components Group, Sealy Mattress Manufacturing Company, Inc., Sealy Korea, Inc. and Sealy Components—Pads, Inc. provide that the companies must indemnify its directors and officers to the fullest extent authorized by the DGCL and must also pay expenses incurred in defending any such proceeding in advance of its final disposition upon delivery of an undertaking, by or on behalf of an indemnified person, to repay all amounts so advanced if it should be determined ultimately that such person is not entitled to be indemnified under this section or otherwise.

        The indemnification rights set forth above shall not be exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of the certificate of incorporation, bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

        Each of Sealy Corporation, Sealy Mattress Corporation, The Ohio Mattress Company Licensing and Components Group, Sealy Mattress Manufacturing Company, Inc., Sealy Korea, Inc. and Sealy Components—Pads, Inc. maintains insurance to protect itself and its directors, officers and representatives and those of its subsidiaries against any such expense, liability or loss, whether or not it would have the power to indemnify them against such expense, liability or loss under applicable law.

  (b) Sealy Mattress Company, Sealy Mattress Company of Puerto Rico, North American Bedding Company and Sealy, Inc.

        The bylaws of each of Sealy Mattress Company, Sealy Mattress Company of Puerto Rico, North American Bedding Company and Sealy, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the General Corporation Law of the State of Ohio, as it currently exists or may hereafter be amended.

        Section 1701.13 of the General Corporation Law of the State of Ohio, inter alia, ("Section 1701.13") provides that an Ohio corporation may indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of the fact he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise. The indemnity may include expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, if he had no reasonable cause to believe that his conduct was unlawful. An Ohio corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party, to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, member, manager, or agent of another corporation, domestic or foreign, nonprofit or for profit, a limited liability company, or a partnership, joint venture, trust, or other enterprise. The indemnity may include expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification is permitted (i) without judicial approval if the person is adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation or (ii) with respect to any action or suit in which the only liability asserted against a director is pursuant to unlawful loans, dividends, or distribution of assets (Section 1701.95). Where an officer, director, employee or agent is successful on the merits or otherwise in the defense of any action referred to above, the corporation must indemnify him against the expenses, including attorney's fees, which such officer or director has actually and reasonably incurred.

        Section 1701.13 further authorizes a corporation to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee or agent of another corporation or enterprise, against any liability asserted against him and incurred by him in any such capacity, arising out of his status as such, whether or not the corporation would have the power to indemnify him under Section 1701.13.

        Each of Sealy Mattress Company, Sealy Mattress Company of Puerto Rico, North American Bedding Company and Sealy, Inc. maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (c) Western Mattress Company and Advanced Sleep Products

        The bylaws of each of Western Mattress Company and Advanced Sleep Products provide for the indemnification of directors and officers to the fullest extent permitted by the California General Corporation Law ("CGCL"), as it currently exists or may hereafter be amended.

        Section 317 of the CGCL authorizes a court to award, or a corporation to grant, indemnity to officers, directors and other agents for reasonable expenses incurred in connection with the defense or settlement of an action by or in the right of the corporation or in a proceeding by reason of the fact that the person is or was an officer, director, or agent of the corporation. Indemnity is available where the person party to a proceeding or action acted in good faith and in a manner reasonably believed to be in the best interests of the corporation and its shareholders and, with respect to criminal actions, had no reasonable cause to believe his conduct was unlawful. To the extent a corporation's officer, director or agent is successful on the merits in the defense of any proceeding or any claim, issue or related matter, that person shall be indemnified against expenses actually and reasonably incurred. Under Section 317 of the CGCL, expenses incurred in defending any proceeding may be advanced by the corporation prior to the final disposition of the proceeding upon receipt of any undertaking by or on behalf of the officer, director, employee or agent to repay that amount if it is ultimately determined that the person is not entitled to be indemnified. Indemnifications are to be made by a majority vote of a quorum of disinterested directors, or by approval of members not including those persons to be indemnified, or by the court in which such proceeding is or was pending upon application made by either the corporation, the agent, the attorney, or other person rendering services in connection with the defense. The indemnification provided by Section 317 is not exclusive of any other rights to which those seeking indemnification may be entitled.

        Each of Western Mattress Company and Advanced Sleep Products maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (d) Ohio-Sealy Mattress Manufacturing Co.

        The bylaws of Ohio-Sealy Mattress Manufacturing Co. provide for the indemnification of directors and officers to the fullest extent permitted by the Georgia Business Corporation Code ("GBCC"), as it currently exists or may hereafter be amended.

        Sections 14-2-850 through 14-2-859 of the GBCC provides for the indemnification of officers and directors by the corporation under certain circumstances against expenses and liabilities incurred in legal proceedings involving such persons because of their being or having been an officer or director of the corporation. Under the GBCC, a corporation may purchase insurance on behalf of an officer or director of the corporation incurred in his or her capacity as an officer or director regardless of whether the person could be indemnified under the GBCC.

        Ohio-Sealy Mattress Manufacturing Co. maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (e) Sealy Mattress Company of Illinois and A. Brandwein & Company

        The bylaws of each of Sealy Mattress Company of Illinois and A. Brandwein & Company provide for the indemnification of directors and officers to the fullest extent permitted by the Illinois Business Corporation Act ("IBCA"), as it currently exists or may hereafter be amended.

        Section 8.75 of the IBCA provides that a corporation may indemnify any person who, by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, was or is a party, or is threatened to be made a party, to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than one brought on behalf of the corporation, against reasonable expenses (including attorneys' fees), judgments, fines and settlement payments incurred in connection with the action, suit or proceeding, if such person acted in good faith and in a manner he or she reasonably believed to be not opposed to the best interests of such corporation and, in criminal actions or proceedings, in addition, had no reasonable cause to believe his or her conduct was unlawful. In the case of actions on behalf of the corporation, indemnification may extend only to reasonable expenses (including attorneys' fees) incurred in connection with the defense or settlement of such action or suit and only if such person acted in good faith and in a manner he or she reasonably believed to be not opposed to the best interests of the corporation, provided that no such indemnification is permitted in respect of any claim, issue or matter as to which such person is adjudged to be liable to the corporation except to the extent that the adjudicating court otherwise provides. To the extent that a present or former director, officer or employee of the corporation has been successful in defending any such action, suit or proceeding (even one on behalf of the corporation) or in defense of any claim, issue or matter therein, such person is entitled to indemnification for reasonable expenses (including attorneys' fees) incurred by such person in connection therewith if the person acted in good faith and in a manner he or she reasonably believed to be not opposed to the best interests of the corporation. The indemnification provided for by the IBCA is not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any bylaw, agreement, vote of shareholders or disinterested directors or otherwise, and a corporation may maintain insurance on behalf of any person who is or was a director, officer, employee or agent against liabilities for which indemnification is not expressly provided by the IBCA.

        Each of Sealy Mattress Company of Illinois and A. Brandwein & Company maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (f) Sealy of Maryland and Virginia, Inc.

        The bylaws of Sealy of Maryland and Virginia, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Maryland General Corporation Law ("MGCL"), as it currently exists or may hereafter be amended.

        Section 2-418 of the MGCL provides that a corporation may indemnify directors and officers against liabilities they may incur in such capacities unless it is established that: (a) the directors act or omission was material to the matter giving rise to the proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (b) the director actually received an improper personal benefit; or (c) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. A corporation is required to indemnify directors and officers against expenses they may incur in defending actions against them in such capacities if they are successful on the merits or otherwise in the defense of such actions. The MGCL provides that the foregoing provisions shall not be deemed exclusive of any other rights to which a director or officer seeking indemnification may be entitled under, among other things, any bylaw or charter provision, or resolution of stockholders or directors, agreement, or otherwise.

        Sealy of Maryland and Virginia, Inc. maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (g) Ohio-Sealy Mattress Manufacturing Co., Inc.

        The bylaws of Ohio-Sealy Mattress Manufacturing Co. provide for the indemnification of directors and officers to the extent permitted by the Massachusetts Business Corporation Act (Massachusetts General Laws Chapter 156D or the "MBCA"), as it currently exists or may hereafter be amended.

        Part 8, Subdivision E of the MBCA provides that a corporation may, subject to certain limitations, indemnify its directors, officers, employees and other agents, and individuals serving with respect to any employee benefit plan, and must, in certain cases, indemnify a director or officer for his reasonable costs if he is wholly successful in his defense in a proceeding to which he was a party because he was a director or officer of the corporation. In certain circumstances, a court may order a corporation to indemnify its officers or directors or advance their expenses. Section 8.58 of the MBCA allows a corporation to limit or expand its obligation to indemnify its directors, officers, employees and agents in the corporation's articles of organization, a bylaw adopted by the shareholders, or a contract adopted by its board of directors or shareholders. Section 8.57 provides that the corporation may purchase and maintain insurance against liability incurred by an officer or director in his capacity as officer or director or while serving at the corporation's request as a director, officer, partner, trustee, employee, or agent of another domestic or foreign corporation, partnership, joint venture, trust, employee benefit plan, or other entity, or arising out of his status as such.

        Ohio-Sealy Mattress Manufacturing Co., Inc. maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (h) Sealy Mattress Company of Michigan, Inc.

        The bylaws of Sealy Mattress Company of Michigan, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Michigan Business Corporation Act, as it currently exists or may hereafter be amended.

        Sections 450.1561 through 450.1565 of the Michigan Business Corporation Act contain specific provisions relating to indemnification of directors and officers of Michigan corporations. In general, the statute provides that (a) a corporation must indemnify a director or officer who is wholly successful in his defense of a proceeding to which he is a party because of his status as such, and (b) a corporation may indemnify a director or officer if he is not wholly successful in such defense, if it is determined as provided in the statute that the director meets a certain standard of conduct and upon an evaluation of the reasonableness of expenses and amount paid in settlement. The statute also permits a director or officer of a corporation who is a party to a proceeding to apply to the courts for indemnification or advance of expenses, and the court may order indemnification or advancement of expenses under certain circumstances set forth in the statute. The statute further provides that a corporation may, in its articles of incorporation, in its bylaws, through a resolution, or through a contract provide indemnification in addition to that provided by statute, subject to certain conditions set forth in the statute.

        Sealy Mattress Company of Michigan, Inc. maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (i) Sealy of Minnesota, Inc.

        The bylaws of Sealy of Minnesota, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Minnesota Statutes, Chapter 302A, as it currently exists or may hereafter be amended.

        Minnesota Statutes, Section 302A.521, provides that a corporation shall indemnify any person made or threatened to be made a party to a proceeding by reason of the former or present official capacity (as defined in Section 302A.521) of such person against judgments, penalties, fines (including, without limitation, excise taxes assessed against such person with respect to an employee benefit plan), settlements and reasonable expenses (including attorneys' fees and disbursements), incurred by such person in connection with the proceeding, if, with respect to the acts or omissions of such person complained of in the proceeding, such person (1) has not been indemnified therefor by another organization or employee benefit plan; (2) acted in good faith; (3) received no improper personal benefit and Section 302A.255 (with respect to director conflicts of interest), if applicable, has been satisfied; (4) in the case of a criminal proceeding, had no reasonable cause to believe the conduct was unlawful; and (5) reasonably believed that the conduct was in the best interests of the corporation in the case of acts or omissions in such person's official capacity for the corporation, or, in the case of acts or omissions in such person's official capacity for other affiliated organizations, reasonably believed that the conduct was not opposed to the best interests of the corporation.

        Sealy of Minnesota, Inc. maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (j) Sealy Mattress Company of Kansas City, Inc.

        The bylaws of Sealy Mattress Company of Kansas City, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Missouri General and Business Corporation Law ("MGBCL"), as it currently exists or may hereafter be amended.

        Section 351.355 of the MGBCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit, or proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred by him or her in connection with such action, suit, or proceeding if he or she acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. However, a corporation may not indemnify such a person against judgments and fines, and no person shall be indemnified as to any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his or her duty to the corporation, unless and only to the extent that the court in which the action or suit was brought determines upon application that the person is fairly and reasonably entitled to indemnity for proper expenses. The MGBCL also provides that, to the extent that a director, officer, employee or agent of the corporation has been successful in defense of any such action, suit, or proceeding or of any claim, issue or matter therein, he or she shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred in connection with the action, suit, or proceeding. The MGBCL also provides that a corporation may provide additional indemnification to any person indemnifiable as described above, provided such additional indemnification is authorized by the corporation's articles of incorporation or shareholder-approved bylaw or agreement, and provided further that no person shall be indemnified against conduct that was finally adjudged to have been knowingly fraudulent, deliberately dishonest or willful misconduct.

        Sealy Mattress Company of Kansas City, Inc. maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (k) Sealy Mattress Company of Albany, Inc.

        The bylaws of Sealy Mattress Company of Albany, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the New York Business Corporation Law ("NYBCL"), as it currently exists or may hereafter be amended.

        NYBCL permits a corporation to indemnify its current and former directors and officers against expenses, judgments, fines and amounts paid in connection with a legal proceeding. To be indemnified, the person must have acted in good faith and in a manner the person reasonably believed to be in, and not opposed to, the best interests of the corporation. With respect to any criminal action or proceeding, the person must not have had reasonable cause to believe the conduct was unlawful. NYBCL permits a present or former director or officer of a corporation to be indemnified against certain expenses if the person has been successful, on the merit or otherwise, in defense of any proceeding brought against such person by virtue of the fact that the person is or was an officer or director of the corporation. In addition, NYBCL permits the advancement of expenses relating to the defense of any proceeding to directors and officers contingent upon the person's commitment to repay advances for expenses in the case he or she is ultimately found not to be entitled to be indemnified. NYBCL provides that the indemnification provisions contained in NYBCL are not exclusive of any other right that a person seeking indemnification may have or later acquire under any provision of a corporation's bylaws, by any agreement, by any vote of shareholders or disinterested directors or otherwise. NYBCL also provides that a corporation may maintain insurance, at its expense, to protect its directors and officers in instances in which they may not otherwise be indemnified by the corporation under the provisions of NYBCL provided the contract of insurance covering the directors and officers provides, in a manner acceptable to the New York superintendent of insurance, for a retention amount and for co-insurance.

        Sealy Mattress Company of Albany, Inc. maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (l) Sealy Real Estate, Inc.

        The bylaws of Sealy Real Estate, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the North Carolina Business Corporation Act (the "NCBCA"), as it currently exists or may hereafter be amended.

        Sections 55-8-50 through 55-8-58 of the NCBCA contain specific provisions relating to indemnification of directors and officers of North Carolina corporations. In general, the statute provides that (i) a corporation must indemnify a director or officer against reasonable expenses who is wholly successful in his defense of a proceeding to which he is a party because of his status as such, unless limited by the articles of incorporation, and (ii) a corporation may indemnify a director or officer if he is not wholly successful in such defense, if it is determined as provided in the statute that the director or officer meets a certain standard of conduct, provided when a director or officer is liable to the corporation or liable on the basis of receiving a personal benefit, the corporation may not indemnify him. The statute also permits a director or officer of a corporation who is a party to a proceeding to apply to the courts for indemnification, unless the articles of incorporation provide otherwise, and the court may order indemnification under certain circumstances set forth in the statute. The statute further provides that a corporation may in its articles of incorporation or bylaws or by contract or resolution provide indemnification in addition to that provided by the statute, subject to certain conditions set forth in the statute.

        Sealy Real Estate, Inc. maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (m) Sealy Mattress Company of Memphis

        The bylaws of Sealy Mattress Company of Memphis provide for the indemnification of directors and officers to the fullest extent permitted by the Tennessee Business Corporation Act ("TBCA"), as it currently exists or may hereafter be amended.

        The TBCA provides that a corporation may indemnify any of its directors and officers against liability incurred in connection with a proceeding if: (a) such person acted in good faith; (b) in the case of conduct in an official capacity with the corporation, he reasonably believed such conduct was in the corporation's best interests; (c) in all other cases, he reasonably believed that his conduct was at least not opposed to the best interests of the corporation; and (d) in connection with any criminal proceeding, such person had no reasonable cause to believe his conduct was unlawful. In actions brought by or in the right of the corporation, however, the TBCA provides that no indemnification may be made if the director or officer was adjudged to be liable to the corporation. The TBCA also provides that in connection with any proceeding charging improper personal benefit to an officer or director, no indemnification may be made if such officer or director is adjudged liable on the basis that such personal benefit was improperly received. In cases where the director or officer is wholly successful, on the merits or otherwise, in the defense of any proceeding instigated because of his or her status as a director or officer of a corporation, the TBCA mandates that the corporation indemnify the director or officer against reasonable expenses incurred in the proceeding. The TBCA provides that a court of competent jurisdiction, unless the corporation's charter provides otherwise, upon application, may order that an officer or director be indemnified for reasonable expenses if, in consideration of all relevant circumstances, the court determines that such individual is fairly and reasonably entitled to indemnification, notwithstanding the fact that (a) such officer or director was adjudged liable to the corporation in a proceeding by or in the right of the corporation; (b) such officer or director was adjudged liable on the basis that personal benefit was improperly received by him; or (c) such officer or director breached his duty of care to the corporation.

        Sealy Mattress Company of Memphis maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (n) Sealy Texas Management, Inc.

        The bylaws of Sealy Texas Management, Inc. provide for the indemnification of directors and officers to the fullest extent permitted by the Texas Business Corporation Act, as it currently exists or may hereafter be amended.

        Under Article 2.02-1 of the Texas Business Corporation Act, a corporation may indemnify a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding because the person is or was a director only if it is determined in accordance with Section F of the article that the person: (1) conducted himself in good faith; (2) reasonably believed: (a) in the case of conduct in his official capacity as a director of the corporation, that his conduct was in the corporation's best interests; and (b) in all other cases, that his conduct was at least not opposed to the corporation's best interests; and (3) in the case of any criminal proceeding, had no reasonable cause to believe his conduct was unlawful.

        Sealy Texas Management, Inc. maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (o) Sealy Mattress Company of S.W. Virginia

        The bylaws of Sealy Mattress Company of S.W. Virginia provide for the indemnification of directors and officers to the fullest extent permitted by the Code of Virginia, as amended, as it currently exists or may hereafter be amended.

        Article 10 of Chapter 9 of Title 13.1 of the Code of Virginia, as amended, permits a Virginia corporation to indemnify any director or officer for reasonable expenses incurred in any legal proceeding in advance of final disposition of the proceeding, if the director or officer furnishes the corporation with a written statement of his or her good faith belief that he or she has met the standard of conduct prescribed by the Code of Virginia and furnishes the corporation with a written undertaking to repay any funds advanced if it is ultimately determined that he or she did not meet the relevant standard of conduct. In addition, a corporation is permitted to indemnify a director or officer against liability incurred in a proceeding if a determination has been made by the disinterested members of the board of directors, special legal counsel or shareholders that the director or officer conducted himself or herself in good faith and otherwise met the required standard of conduct. In a proceeding by or in the right of the corporation, no indemnification shall be made in respect of any matter as to which a director or officer is adjudged to be liable to the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director or officer has met the relevant standard of conduct. In any other proceeding, no indemnification shall be made if the director or officer is adjudged liable to the corporation on the basis that he or she improperly received a personal benefit. Corporations are given the power to make any other or further indemnity, including advance of expenses, to any director or officer that may be authorized by the articles of incorporation or any bylaw made by the shareholders, or any resolution adopted, before or after the event, by the shareholders, except an indemnity against willful misconduct or a knowing violation of the criminal law. Unless limited by its articles of incorporation, indemnification against the reasonable expenses incurred by a director or officer is mandatory when he or she entirely prevails in the defense of any proceeding to which he or she is a party because he or she is or was a director or officer.

        Sealy Mattress Company of S.W. Virginia maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (p) Mattress Holdings International LLC

        The limited liability company agreement of Mattress Holdings International LLC provides for the indemnification of directors and officers to the fullest extent permitted by the Delaware Limited Liability Company Act and the DGCL, as they currently exist or may hereafter be amended.

        Section 18-108 of the Delaware Limited Liability Company Act provides that a limited liability company may, and shall have the power to, indemnify and hold harmless any member or manager or other person from and against any and all claims and demands whatsoever.

        Section 145 of the DGCL authorizes a corporation, subject to the procedures and limitations stated therein, to indemnify its directors, officers, employees and agents against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement reasonably incurred provided they act in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, they had no reasonable cause to believe their conduct was unlawful. In the case of proceedings brought by or on behalf of the corporation, indemnification is limited to expenses and is not permitted if the individual is adjudged liable to the corporation, unless the court determines otherwise. The statute provides that indemnification pursuant to its provisions is not exclusive of other rights of indemnification to which a person may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

        Mattress Holdings International LLC maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

  (q) Sealy Technology LLC

        The limited liability company agreement of Sealy Technology LLC provides for the indemnification of directors and officers to the fullest extent permitted by the North Carolina Limited Liability Company Act, as it currently exists or may hereafter be amended.

        Part 3 of Article 3 of the North Carolina Limited Liability Company Act permits or requires indemnification of its directors and officers in a variety of circumstances, which may include liabilities under the Securities Act of 1933, as amended.

        Sealy Technology LLC maintains and has in effect insurance policies covering all of its directors and officers against some liabilities for actions taken in such capacities, including liabilities under the Securities Act of 1933.

Item 16.    Exhibits.

        A list of exhibits filed with the registration statement on Form S-3 is set forth in the Exhibit Index and is incorporated into this Item 16 by reference.

Item 17.    Undertakings.

        Each undersigned registrant hereby undertakes:

        To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

  (ii)
  to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

  (iii)
  to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

provided, however, that paragraphs (i), (ii) and (iii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in reports filed with or furnished to the SEC by the registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

        That, for the purpose of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to

Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        That, for purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933 shall be deemed to be part of this registration statement as of the time it was declared effective.

        That, for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

  (A)
  Each prospectus filed by the registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

  (B)
  Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5) or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii) or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which the prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such effective date.

        That, for the purpose of determining liability of the registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities, the undersigned registrant undertakes that in a primary offering of securities of the undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrant will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

  (i)
  Any preliminary prospectus or prospectus of the undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

  (ii)
  Any free writing prospectus relating to the offering prepared by or on behalf of the undersigned registrant or used or referred to by the undersigned registrant;

  (iii)
  The portion of any other free writing prospectus relating to the offering containing material information about the undersigned registrant or its securities provided by or on behalf of the undersigned registrant; and

  (iv)
  Any other communication that is an offer in the offering made by the undersigned registrant to the purchaser.

        That, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

        If the securities being registered are offered to existing security holders pursuant to warrants or subscription rights and any securities not taken by security holders are to be reoffered to the public, each undersigned registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus or applicable prospectus supplement, a post-effective amendment will be filed to set forth the terms of such offering.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

        To file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the SEC under Section 305(b)(2) of the Trust Indenture Act of 1939.

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, Sealy Corporation certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY CORPORATION
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        We, the undersigned officers and directors of Sealy Corporation, do hereby constitute and appoint Jeffrey C. Ackerman and Kenneth L. Walker, and each of them acting alone, our true and lawful attorneys and agents, to do any and all acts and things in our name and on our behalf in our capacities as directors and officers and to execute any and all instruments for us and in our names in the capacities indicated below, which said attorneys and agents may deem necessary or advisable to enable said Registrant to comply with the Securities Act of 1933 and any rules, regulations and requirements of the Securities and Exchange Commission, in connection with this registration statement (or any other registration statement for the same offering that is to be effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933), including specifically, but without limitation, power and authority to sign for us or any of us in our names in the capacities indicated below, any and all amendments (including post-effective amendments) hereto and we do hereby ratify and confirm all that said attorneys and agents shall do or cause to be done by virtue hereof.

        Pursuant to the requirements of the Securities Act of 1933, this registration statement and power of attorney have been signed below by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer)
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
/s/ BRIAN F. CARROLL Brian F. Carroll	Director
/s/ JAMES W. JOHNSTON James W. Johnston	Director

Signature	Title

/s/ GARY E. MORIN Gary E. Morin	Director
/s/ DEAN B. NELSON Dean B. Nelson	Director
/s/ PAUL NORRIS Paul Norris	Director
/s/ RICHARD W. ROEDEL Richard W. Roedel	Director
/s/ SCOTT M. STUART Scott M. Stuart	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY MATTRESS COMPANY
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer)
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Executive Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer)
/s/ BRIAN F. CARROLL Brian F. Carroll	Director

Signature	Title

/s/ JAMES W. JOHNSTON James W. Johnston	Director
/s/ GARY E. MORIN Gary E. Morin	Director
/s/ DEAN B. NELSON Dean B. Nelson	Director
/s/ PAUL NORRIS Paul Norris	Director
/s/ RICHARD W. ROEDEL Richard W. Roedel	Director
/s/ SCOTT M. STUART Scott M. Stuart	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY MATTRESS CORPORATION
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY MATTRESS COMPANY OF PUERTO RICO
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

OHIO-SEALY MATTRESS MANUFACTURING CO., INC.
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

OHIO-SEALY MATTRESS MANUFACTURING CO.
By:	/s/ LAWRENCE J, ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY MATTRESS COMPANY OF KANSAS CITY, INC.
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY MATTRESS COMPANY OF MEMPHIS
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY MATTRESS COMPANY OF ILLINOIS
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

A. BRANDWEIN & COMPANY
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY MATTRESS COMPANY OF ALBANY, INC.
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY OF MARYLAND AND VIRGINIA, INC.
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY OF MINNESOTA, INC.
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

NORTH AMERICAN BEDDING COMPANY
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY INC.
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

THE OHIO MATTRESS COMPANY LICENSING AND COMPONENTS GROUP
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY MATTRESS MANUFACTURING COMPANY, INC.
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY TECHNOLOGY LLC
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY KOREA, INC.
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY REAL ESTATE, INC.
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY TEXAS MANAGEMENT, INC.
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY MATTRESS COMPANY OF S.W. VIRGINIA
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

WESTERN MATTRESS COMPANY
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

ADVANCED SLEEP PRODUCTS
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

MATTRESS HOLDINGS INTERNATIONAL LLC
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY COMPONENTS-PADS, INC.
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 SIGNATURES AND POWER OF ATTORNEY

        Pursuant to the requirements of the Securities Act of 1933, the undersigned registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Trinity, State of North Carolina on April 2, 2009.

SEALY MATTRESS COMPANY OF MICHIGAN, INC.
By:	/s/ LAWRENCE J. ROGERS
	Name:	Lawrence J. Rogers
	Title:	President and Chief Executive Officer

        KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature to this post-effective amendment to the registration statement appears below hereby constitutes and appoints, Jeffrey C. Ackerman and Kenneth L. Walker or any one or more of them, as such person's true and lawful attorney-in-fact and agent with full power of substitution for such person and in such person's name, place and stead, in any and all capacities, to sign and to file with the Securities and Exchange Commission any and all amendments and post-effective amendments to this registration statement, and any and all related registration statements pursuant to Rule 462(b) under the Securities Act of 1933 and any and all amendments and post-effective amendments thereto, in each case with exhibits thereto and any and all other documents filed in connection with such filings, granting unto each said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that each said attorney-in-fact and agent, or any substitute therefor, may lawfully do or cause to be done by virtue thereof.

        Pursuant to the requirements of the Securities Act of 1933, this post-effective amendment to the registration statement has been signed by the following persons in the capacities indicated on April 2, 2009.

Signature	Title

/s/ LAWRENCE J. ROGERS Lawrence J. Rogers	President and Chief Executive Officer (Principal Executive Officer) and Director
/s/ JEFFREY C. ACKERMAN Jeffrey C. Ackerman	Vice President and Chief Financial Officer (Principal Financial and Principal Accounting Officer) and Director
/s/ KENNETH L. WALKER Kenneth L. Walker	Director

 EXHIBIT INDEX

Exhibit No.	Description of Exhibit
1.1	Form of Underwriting Agreement for any securities registered hereby (to be filed as an exhibit to a Current Report on Form 8-K or other document to be incorporated by reference herein or to a post-effective amendment hereto, if applicable)
2.1
Agreement and Plan of Merger, dated as of March 3, 2004, by and between Sealy Corporation and Posturepedic Acquisition Corp. (incorporated herein by reference to Exhibit 2.1 to Sealy Corporation's Current Report on Form 8-K (File No. 1-8738) filed with the SEC on April 15, 2004) (Sealy Corporation agrees to furnish a copy of any omitted schedules or similar supplements to the SEC upon request)
2.2
First Amendment to the Agreement and Plan of Merger, dated April 5, 2004, by and between Sealy Corporation and Sealy Acquisition Corp. (incorporated herein by reference to Exhibit 2.2 to Sealy Corporation's Current Report on Form 8-K (File No. 1-8738) filed with the SEC on April 15, 2004) (Sealy Corporation agrees to furnish a copy of any omitted schedules or similar supplements to the SEC upon request)
4.1
Indenture, dated as of April 6, 2004, by and among Sealy Mattress Company, the Guarantors named therein and The Bank of New York Trust Company, N.A., as trustee, with respect to the 8.25% Senior Subordinated Notes due 2014 and the 8.25% Senior Subordinated Exchange Notes due 2014 (incorporated herein by reference to Exhibit 4.1 to Sealy Mattress Company's Registration Statement on Form S-4 (File No. 333-117081) filed with the SEC on July 1, 2004)
4.2
First Supplemental Indenture, dated as of June 28, 2004, among Sealy Mattress Company, Sealy Corporation, Sealy Mattress Corporation and the subsidiary guarantors named therein and The Bank of New York Trust Company, N.A., as trustee, with respect to the 8.25% Senior Subordinated Notes due 2014 and the 8.25% Senior Subordinated Exchange Notes due 2014 (incorporated herein by reference to Exhibit 4.3 to Sealy Mattress Company's Registration Statement on Form S-4 (File No. 333-117081) filed with the SEC on July 1, 2004)
4.3
Note and Stock Purchase Agreement, dated as of July 16, 2004, between Sealy Corporation and the Purchasers named therein, with respect to the 10% Senior Subordinated Notes due 2015 and Common Stock, par value $0.01 per share (incorporated by reference to Exhibit 4.4 to Sealy Corporation's Registration Statement S-1 (File No. 1-8738) filed with the SEC on June 30, 2005)
4.4
Second Supplemental Indenture, dated as of May 25, 2006, among Sealy Corporation, Sealy Mattress Company, Sealy Mattress Corporation, the Guarantors listed on Schedule I thereto and The Bank of New York Trust Company, as trustee (incorporated herein by reference to Sealy Corporation Current Report on Form 8-K (File No. 1-8738) filed with the SEC on May 31, 2006)
4.5
Form of Common Stock Certificate of Sealy Corporation (incorporated by reference to Exhibit 4.1 to Sealy Corporation's Registration Statement S-1 (File No. 1-8738) filed with the SEC on March 24, 2006)
4.6	Form of Certificate of Designation (to be filed as an exhibit to a Current Report on Form 8-K or other document incorporated by reference herein or to a post-effective amendment hereto, if applicable)
4.7
Form of Deposit Agreement (including form of depositary receipt) (to be filed as an exhibit to a Current Report on Form 8-K or other document to be incorporated by reference herein or to a post-effective amendment hereto, if applicable)

Exhibit No.		Description of Exhibit
4.8		Form of Warrant Agreement (including form of Warrant Certificate) (to be filed as an exhibit to a Current Report on Form 8-K or other document to be incorporated by reference herein or to a post-effective amendment hereto, if applicable)
4.9
Form of Subscription Rights Certificate (to be filed as an exhibit to a Current Report on Form 8-K or other document to be incorporated by reference herein or to a post-effective amendment hereto, if applicable)
4.10
Form of Subscription Rights Certificate for Depositary Shares or Debt Securities (to be filed as an exhibit to a Current Report on Form 8-K or other document to be incorporated by reference herein or to a post-effective amendment hereto, if applicable)
4.11	†	Form of Indenture of Sealy Corporation (for debt securities without guarantees) with any trustee
4.12	†	Form of Indenture of Sealy Corporation (for guaranteed debt securities) with any trustee
4.13	†	Form of Indenture of Sealy Mattress Company (for guaranteed debt securities) with any trustee
4.14
Form of Certificate evidencing Debt Securities (including form of notation of guarantee) (to be filed as an exhibit to a Current Report on Form 8-K or other document incorporated by reference herein or to a post-effective amendment hereto, if applicable)
4.15
Form of Share Purchase Contract Agreement (to be filed as an exhibit to a Current Report on Form 8-K or other document to be incorporated by reference herein or to a post-effective amendment hereto, if applicable)
4.16
Form of Pledge Agreement relating to Share Purchase Contracts or Share Purchase Units (to be filed as an exhibit to a Current Report on Form 8-K or other document to be incorporated by reference herein or to a post-effective amendment hereto, if applicable)
4.17
Form of Depositary Agreement relating to Share Purchase Contracts (to be filed as an exhibit to a Current Report on Form 8-K or other document to be incorporated by reference herein or to a post-effective amendment hereto, if applicable)
5.1	†	Form of Opinion of Simpson Thacher & Bartlett LLP
12.1	†	Computation of Ratio of Earnings to Fixed Charges
23.1	†	Consent of Deloitte & Touche LLP
23.2		Consent of Simpson Thacher & Bartlett LLP (included in Exhibit 5.1)
24.1		Powers of Attorney (included on signature page)
25.1
Statement of Eligibility of any trustee on Form T-1 (to be filed as an exhibit to a Current Report on Form 8-K or other document to be incorporated by reference herein or to a post-effective amendment hereto or in accordance with Section 305(b)(2) of the Trust Indenture Act of 1939, as amended, if applicable)

†
Filed herewith.

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TABLE OF ADDITIONAL REGISTRANTS
TABLE OF CONTENTS
ABOUT THIS PROSPECTUS
AVAILABLE INFORMATION
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
OUR COMPANY
RISK FACTORS
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
USE OF PROCEEDS
RATIO OF EARNINGS TO COMBINED FIXED CHARGES AND PREFERRED STOCK DIVIDENDS
DESCRIPTION OF CAPITAL STOCK
DESCRIPTION OF DEPOSITARY SHARES
DESCRIPTION OF WARRANTS
DESCRIPTION OF SUBSCRIPTION RIGHTS
DESCRIPTION OF DEBT SECURITIES AND GUARANTEES
DESCRIPTION OF SHARE PURCHASE CONTRACTS AND SHARE PURCHASE UNITS
PLAN OF DISTRIBUTION
VALIDITY OF THE SECURITIES
EXPERTS
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
  Item 14. Other Expenses of Issuance and Distribution.
  Item 15. Indemnification of Directors and Officers.
  Item 16. Exhibits.
  Item 17. Undertakings.
SIGNATURES AND POWER OF ATTORNEY
SIGNATURES AND POWER OF ATTORNEY
SIGNATURES AND POWER OF ATTORNEY
SIGNATURES AND POWER OF ATTORNEY
SIGNATURES AND POWER OF ATTORNEY
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SIGNATURES AND POWER OF ATTORNEY
EXHIBIT INDEX